SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                             SIGA TECHNOLOGIES, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                                 (212) 672-9100


December 5, 2003


Dear Stockholder:


      You are cordially invited to attend the Annual Meeting of Stockholders of SIGA Technologies, Inc. which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022 at 10:00 a.m. (local time) on Thursday, January 8, 2004, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.


      To assure that you are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                            Sincerely,


                                            /s/ Donald G. Drapkin
                                            ---------------------
                                            DONALD G. DRAPKIN
                                            Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 601
                            New York, New York 10170


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JANUARY 8, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SIGA Technologies, Inc., a Delaware corporation ("SIGA"), will be held on Thursday, January 8, 2004, at 10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, and at any adjournment.


      At the Annual Meeting, SIGA's stockholders will be voting on proposals to do the following:

            1.    To elect eight directors to the Board of Directors of SIGA;

            2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of SIGA for the fiscal year ending December 31, 2003;

            3. To approve the issuance to MacAndrews & Forbes Holdings Inc. ("MacAndrews & Forbes"), TransTech Pharma, Inc. ("TransTech Pharma") and certain other investors of shares of common stock, par value $.0001 per share, of SIGA ("Common Stock"), warrants to purchase shares of Common Stock, shares of Common Stock issuable upon exercise of such warrants, including, without limitation, shares of Common Stock issuable as a result of anti-dilution protection provisions contained therein, and shares of Common Stock issuable upon exercise of certain warrants issued prior to the date hereof, as a result of anti-dilution protection provisions contained therein, in accordance with NASD Rule 4350(i);

            4. To approve an amendment to the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock available for issuance under the Plan from 7,500,000 shares to 10,000,000 shares; and

            5. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.


      Stockholders of record at the close of business on November 26, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at SIGA's office, during ordinary business hours.


      All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                            /s/ Thomas N. Konatich
                                            ----------------------
                                            Thomas N. Konatich
                                            Secretary


New York, New York
December 5, 2003

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 601
                            New York, New York 10170

                                   ----------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JANUARY 8, 2004

                                   ----------

      This proxy statement is furnished to stockholders of SIGA Technologies, Inc. ("SIGA") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of SIGA (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, on Thursday, January 8, 2004, at 10:00 a.m., and at any adjournment or postponement thereof.

      This proxy statement, and the accompanying form of proxy are first being mailed to stockholders on or about December 5, 2003.


                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares


      The Board of Directors has fixed the close of business on November 26, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, SIGA had issued and outstanding 18,676,851 shares of common stock, par value $.0001 per share ("Common Stock"), and 72,992 shares of series A convertible preferred stock, par value $.0001 per share ("Series A Preferred Stock"). The Common Stock and the Series A Preferred Stock together comprise all of SIGA's issued and outstanding voting stock.


Voting at the Annual Meeting


      Each share of Common Stock and each share of Series A Preferred Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders; provided, however, that, in accordance with Rule 4350(i) of the National Association of Securities Dealers, Inc. (the "NASD"), the vote of any stockholder who participates in the transactions described in Proposal No. 3 shall be excluded from the tabulation of votes cast in connection with such matter because of such stockholder's interest therein. Cumulative voting by stockholders is not permitted.


      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      For the election of directors, a plurality of the votes cast is required. Since, however, the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. Abstentions and broker "non-votes" are not considered for the purpose of the election of directors.

      For the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of SIGA for the fiscal year ending December 31, 2003, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

      For the approval of the issuance to MacAndrews & Forbes Holdings Inc. ("MacAndrews & Forbes"), TransTech Pharma, Inc. ("TransTech Pharma"), and certain other investors described herein of the Tranche C Shares, the Tranche C Warrants and the Warrant Shares (each as defined herein) as described in Proposal No. 3, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. In accordance with Rule 4350(i) of the NASD, the shares of Common Stock held by MacAndrews & Forbes and certain other investors described herein will not be counted for purposes of determining whether approval of Proposal No. 3 has been obtained. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

      For the approval of an amendment to the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock available for issuance under the Plan from 7,500,000 shares to 10,000,000 shares, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

            o by writing a letter delivered to Thomas N. Konatich, Secretary of SIGA, stating that the proxy is revoked;

            o     by submitting another proxy with a later date; or

            o     by attending the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of SIGA's nominees as a director; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of SIGA for the fiscal year ending December 31, 2003; (iii) FOR the approval of the issuance to MacAndrews & Forbes, TransTech Pharma and certain other investors of the Tranche C Shares, the Tranche C Warrants and the Warrant Shares as described in Proposal No. 3; (iv) FOR the approval of an amendment to the Plan to increase the maximum number of shares of Common Stock available for issuance under the Plan from 7,500,000 shares to 10,000,000 shares; and (v) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. SIGA does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Solicitation

      SIGA will pay the costs relating to this proxy statement, the proxy card and the Annual Meeting. SIGA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

      SIGA has retained the firm of Georgeson Shareholder to provide services as proxy solicitor in connection with this proxy statement. SIGA estimates that the costs for such services will be in the aggregate amount of $16,500, including a base fee of $8,000, telephone call charges and out-of-pocket expense reimbursements.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      Eight directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the eight persons named in the table below as directors of SIGA. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 OF THE ENCLOSED PROXY CARD) OF MESSRS. DRAPKIN, BRENT, CANTOR, CONSTANCE, KASTEN, OZ, ROSE AND WEINER, AS DIRECTORS.

Director Information

      The following table sets forth biographical information of each director nominee, including their ages, data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors:

          Name                          Age   Position
          ----                          ---   --------
          Donald G. Drapkin             55    Chairman of the Board of Directors
          Roger Brent, Ph.D.            47    Director
          Charles Cantor, Ph.D.         61    Director
          Thomas E. Constance           67    Director
          Bernard L. Kasten Jr., M.D.   57    Director
          Mehmet C. Oz, M.D.            43    Director
          Eric A. Rose, M.D.            51    Director
          Michael A. Weiner, M.D.       57    Director

      Donald G. Drapkin has served as Chairman of the Board and a director of SIGA since April 19, 2001. Mr. Drapkin has been Vice Chairman and a director of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Anthracite Capital, Inc., The Molson Companies Limited, Playboy Enterprises, Inc., Revlon Consumer Products Corporation and Revlon Inc. Mr. Drapkin is also a director of Nephros, Inc., Pharmacore, Inc. and TransTech Pharma, Inc.

      Roger Brent, Ph.D. has been a director of SIGA since May 23, 2003. Since 2001, Dr. Brent has served as the President and Director of The Molecular Sciences Institute in Berkeley California. Dr. Brent was formerly a faculty member at Harvard Medical School and Massachusetts General Hospital in Boston. Dr. Brent advises agencies of the US government, including the Defense Advanced Research Projects Agency, on genomics, and The Wellcome Trust. Dr. Brent founded Current Protocols in Molecular Biology. Dr. Brent is an inventor on twelve issued patents and his work is widely known on biological technologies to map genetic networks and test functions for genes and alleles.

      Charles Cantor, Ph.D. has served as a director of SIGA since May 23, 2003. Since 1998, Dr. Cantor has served as Chief Scientific Officer of Sequenom Inc., a discovery genetics company. Dr. Cantor is Director of the Center for Advanced Biotechnology at Boston University. Dr. Cantor was also the Director of the Human Genome Center of the Department of Energy at Lawrence Berkley Laboratory and has held positions at Columbia University and the University of California Berkeley. Dr. Cantor has been granted 26 patents and published 360 peer-reviewed articles.

      Thomas E. Constance has served as a director of SIGA since April 19, 2001. Mr. Constance is Chairman and, since 1994, a partner of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City. Mr. Constance is a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Uniroyal Technology Corporation and Kroll Inc. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Board of Directors of Barington Capital, L.P.

      Bernard L. Kasten Jr., M.D. has been a director of SIGA since May 23, 2003. Since February 2002, Dr. Kasten has been Vice President, Medical Affairs of MedPlus Inc., a healthcare information technology company and a wholly-owned subsidiary of Quest Diagnostics, Inc., a diagnostic testing, information and services company. Since 1975, Dr. Kasten has been a Diplomat of the American Board of Pathology with a sub-specialty certification in 1976 in Medical Microbiology. Dr. Kasten's staff appointments have included service in the Division of Laboratory Medicine at The Cleveland Clinic; Associate Director of Pathology and Laboratory Services at the Bethesda Hospital Systems in Cincinnati, Ohio and Chief Laboratory Officer at Quest Diagnostics Incorporated. Dr. Kasten was a founder of Plexus Vaccine Inc., a vaccine company of which SIGA acquired substantially all of the assets in May 2003. Dr. Kasten is an author of "Infectious Disease Handbook" 5th Edition, 2003, Lexi-Comp Inc.

      Mehmet C. Oz, M.D. has served as a director of SIGA since April 19, 2001. Dr. Oz has been a Cardiac Surgeon at Columbia University Presbyterian Hospital since 1993 and a Professor of Surgery and Vice Chairman for Cardiovascular Services of the Department of Surgery there since July 2001. Dr. Oz directs the following programs at New York University Presbyterian Hospital, Columbia
University: the Cardiovascular Institute, the complementary medicine program, the clinical profusion program and clinical trials of new surgical technology. Dr. Oz received his undergraduate degree from Harvard University in 1982, and, in 1986, he received a joint M.D./M.B.A. degree from the University of Pennsylvania Medical School and the Wharton School of Business.

      Eric A. Rose, M.D. has served as a director of SIGA since April 19, 2001. From April 19, 2001 until June 21, 2001, Dr. Rose served as Interim Chief Executive Officer of SIGA. Dr. Rose is currently Chairman of the Department of Surgery and Surgeon-in-Chief of the Columbia Presbyterian Center of New York Presbyterian Hospital, a position he has held since August 1994. Dr. Rose is a past President of the International Society for Heart and Lung Transplantation. Dr. Rose was recently appointed as Morris & Rose Milstein Professor of Surgery at Columbia University's College of Physicians and Surgeons' Department of Surgery. Dr. Rose is a director of TransTech Pharma, Inc. and a former director of Nexell Therapeutics Inc. (f/k/a VimRx). Dr. Rose is a graduate of both Columbia College and Columbia University College of Physicians & Surgeons.

      Michael A. Weiner, M.D. has served as a director of SIGA since April 19, 2001. Dr. Weiner is the Hettinger Professor of Pediatrics at Columbia University College of Physicians and Surgeons since 1996. Dr. Weiner is also the Director of Pediatric Oncology at New York Presbyterian Hospital. Dr. Weiner was a director of Nexell Therapeutics, Inc. (f/k/a VimRx) from March 1996 to February 1999. Dr. Weiner is a 1972 graduate of the New York State Health Sciences Center at Syracuse, and he was a post graduate student at New York University and Johns Hopkins University.

Board of Directors Meetings and Committees

      During the 2002 fiscal year, there were two meetings of the Board of Directors. A quorum of directors was present, either in person or telephonically, for both meetings. Actions were also taken during such year by the unanimous written consent of the directors.

      The Board of Directors has an audit committee (the "Audit Committee") and a compensation committee (the "Compensation Committee"), but not a standing nominating committee. The members of the Audit Committee since June 29, 2001 are Drs. Mehmet C. Oz and Michael A. Weiner, neither of whom is or has been an employee of SIGA. SIGA has adopted a written charter for the Audit Committee which was filed as an appendix to SIGA's proxy statement relating to SIGA's Annual Meeting of Stockholders held in 2001. Through its written charter, the Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full Board of Directors. During the 2002 fiscal year, there were four meetings of the Audit Committee. Actions were also taken during such year by the unanimous written consent of the Audit Committee.

      The members of the Compensation Committee since June 29, 2001 are Drs. Mehmet C. Oz and Michael A. Weiner, neither of whom is or has been an employee of SIGA. The Compensation Committee administers SIGA's stock option plan and other corporate benefits programs. The Compensation Committee also reviews and approves bonuses, stock option grants, compensation, philosophy and current competitive status, and executive officer compensation. During the 2002 fiscal year, there were no meetings of the Compensation Committee. However, actions were taken during such year by the unanimous written consent of the Compensation Committee.

Audit Committee Report

      During the fiscal year 2002, the Audit Committee consisted solely of independent members of the Board of Directors, as defined in Rule 4200(a)(14) of the NASD listing standards. The Audit Committee reviewed and discussed with SIGA's management the audited financial statements included in SIGA's Annual Report on Form 10-KSB for fiscal year 2002, as amended. Additionally, the Audit Committee discussed with SIGA's independent auditors the matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP, SIGA's independent accountants, required by Independence Standards Board Standard No. 1 and discussed with the independent accountant the independent accountant's independence. Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in SIGA's Annual Report on Form 10-KSB for the fiscal year 2002, as amended, for filing with the Securities and Exchange Commission.

      The members of the Audit Committee are Dr. Mehmet C. Oz and Dr. Michael A. Weiner, neither of whom is or, during the fiscal year 2002, was, an employee of SIGA.

                                   MANAGEMENT

Officers

      The following table sets forth certain information with respect to the executive officers of SIGA:

Name                              Age         Position
----                              ---         --------
Susan K. Burgess, Ph.D.           57          President
Thomas N. Konatich                57          Acting Chief Executive Officer, Chief Financial Officer,
                                              Secretary and Treasurer
Dennis E. Hruby, Ph.D.            52          Vice President - Chief Scientific Officer

      Susan K. Burgess, Ph.D., has served as President of SIGA since May 2003, at which time SIGA acquired substantially all of the assets of Plexus Vaccine Inc., a vaccine company of which she was a founder, Chief Executive Officer and President since its inception in May of 2001. Dr. Burgess was Principle of The Remuda Group, a biotech consulting firm, and founder and organizer of The Cienaga Forum, a non-profit educational organization that convened the "After the Genome" series of postgenomic cross-disciplinary think-tanks. Dr. Burgess was a Co-founder and VP of Corporate Development for Structural Bioinformatics Inc from 1995-1999, and co-founder in 1994 of MesaGnostics, Inc, a San Diego systems biology company. She has research and business development experience in the biopharmaceutical industry at Alza Corporation, Burroughs Wellcome Fund, and Glaxo Wellcome plc, with a Ph.D. (pharmacology/toxicology) from the University of Kansas and postdoctoral training (molecular neurobiology) at the University of North Carolina at Chapel Hill where she was adjunct professor of Cell Biology.

      Thomas N. Konatich has served as Vice President, Chief Financial Officer and Treasurer of SIGA since April 1, 1998. He was named Secretary of SIGA on June 29, 2001 and has been our Acting Chief Executive Officer since October 5, 2001. From November 1996 through March 1998, Mr. Konatich served as Chief Financial Officer and a director of Innapharma, Inc., a privately held pharmaceutical development company. From 1993 through November 1996, Mr. Konatich served as Vice President and Chief Financial Officer of Seragen, Inc., a publicly traded biopharmaceutical development company. Mr. Konatich has an MBA from the Columbia Graduate School of Business.

      Dennis E. Hruby, Ph.D. has served as Vice-President - Chief Scientific Officer of SIGA since June 2000. From April 1, 1997 through June 2000, Dr. Hruby was SIGA's Vice President of Research. From January 1996 through March 1997, Dr. Hruby served as a senior scientific advisor to SIGA. Dr. Hruby is a Professor of Microbiology at Oregon State University, and, from 1990 to 1993, was director of the Molecular and Cellular Biology Program and associate director of the Center for Gene Research and Biotechnology. Dr. Hruby specializes in virology and cell biology research and the use of viral and bacterial vectors to produce recombinant vaccines. He is a member of the American Society of Virology, the American Society for Microbiology and a fellow of the American Academy of Microbiology. Dr. Hruby received a Ph.D. in microbiology from the University of Colorado Medical Center and a B.S. in microbiology from Oregon State University.

Summary Compensation Table

      The following table sets forth the total compensation paid or accrued for the years ended December 31, 2002, 2001 and 2000 for the person who acted as SIGA's Chief Executive Officer during the year ended December 31, 2002 and SIGA's most highly compensated executive officer, other than its Acting Chief Executive Officer, whose salary and bonus for the fiscal year ended December 31, 2002 was in an aggregate amount to exceed $100,000 each (collectively, the "Named Officers").

                                                                                  Annual Compensation
                                                                            ---------------------------------
                                                                                               Long-Term
                                                                                              Compensation
                                                                            Other Annual       Securities
                                                                            Compensation   Underlying Options
Name and Principal Position (1)                   Year       Salary ($)          ($)               (#)
                                                  ----       ----------     ------------   ------------------
Thomas N. Konatich ............................   2002        188,333             --             200,000
   Chief Financial Officer and Acting             2001        177,542             --                --
   Chief Executive Officer                        2000        170,000             --             100,000

Dennis E. Hruby, Ph.D. ........................   2002        195,000             --             300,000
   Chief Scientific Officer                       2001        196,055             --                --
                                                  2000        170,000             --             125,000

----------
(1)   Susan K. Burgess, Ph.D. became President of SIGA on May 23, 2003.

Option Grants for the Year Ended December 31, 2002

      The following table sets forth grants of stock options during the year ended December 31, 2002 to each of the Named Officers during such year. The exercise price at the time of the grant was equal to or above the fair market value at the time of the grant.

                                                      Number of
                                                       Shares of       Percent of
                                                     Common Stock        Total          Exercise
                                                      Underlying     Options Granted    Price Per       Expiration
Name (1)                                            Options Granted   to Employees        Share            Date
--------                                            ---------------  ---------------    ---------       ----------
Thomas N. Konatich.............................         150,000          19.3%            $2.50          11/15/12
                                                         50,000           6.4%            $3.94           1/31/12
Dennis E. Hruby, Ph.D..........................         300,000          38.6%            $2.50          10/15/12

----------
(1)   Susan K. Burgess, Ph.D. became President of SIGA on May 23, 2003.

Option Exercises in Fiscal Year Ended December 31, 2002 and Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2002 by each of the Named Officers. No options were exercised during the year ended December 31, 2002 by any of the Named Officers.

                                                                                            Value of Unexercised
                                                     Number of Securities Underlying         In-The-Money Options
                                                          Unexercised Options #           at Fiscal Year-End ($) (2)
                                                     -------------------------------   -------------------------------
Name  (1)                                             Exercisable     Unexercisable     Exercisable     Unexercisable
                                                     -------------   ---------------   -------------   ---------------
Thomas N. Konatich ...............................      288,750          106,250             0                0
Dennis E. Hruby, Ph.D. ...........................      250,000          225,000             0                0

----------
(1)   Susan K. Burgess, Ph.D. became President of SIGA on May 23, 2003.

(2) Based upon the closing price on December 31, 2002 as reported on the Nasdaq SmallCap Market and the exercise price per option.

Long Term Incentive Plan Awards in Fiscal Year Ended December 31, 2002

      The SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan was initially adopted in 1996 and was subsequently amended in 1998, 1999 and 2000 to increase the number of shares of Company Stock with respect to which awards may be granted thereunder. An amendment and restatement of such plan was adopted by the Board of Directors on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001, which amendment and restatement, among other things, renamed such plan the "SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan." The amendment and restatement of such plan was approved by SIGA's stockholders at an annual meeting on August 15, 2001. In November 2003, the Board of Directors approved an amendment to the Plan to increase the maximum number of shares of Common Stock available for issuance thereunder from 7,500,000 shares to 10,000,000 shares. Such amendment shall become effective upon approval of Proposal No. 4 by SIGA's stockholders.

      The Plan is administered by the Compensation Committee which is comprised of disinterested directors. The Compensation Committee determines persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Plan. The members of the Compensation Committee are Mehmet C. Oz, M.D. and Michael A. Weiner, M.D.

      The Plan provides for the grant of (i) stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code. A stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code that is granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to such an incentive stock option granted to an employee who owns more than 10% of the total combined voting stock of SIGA or of any parent or subsidiary of SIGA, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted.


      An aggregate of 7,500,000 shares of Common Stock have been reserved for issuance under the Plan, subject to an increase to 10,000,000 shares of Common Stock if Proposal No. 4 is approved by SIGA's stockholders. As of December 31, 2002 and November 21, 2003, an aggregate of 5,807,761 and 6,913,811 shares of Common Stock, respectively, had been issued under the Plan.


      During the fiscal year ended December 31, 2002, the Named Officers received long-term incentive compensation under the Plan as shown in the following table.

                                                                                  Estimated Future Payouts Under
                                                                                   Non-Stock Price Based Plans
                                                                             -----------------------------------------
                                    Number of Shares,     Performance or
                                      Units or Other    Other Period Until
                                          Rights           Maturation of      Threshold       Target       Maximum
               Name                        (#)                Payout           ($ or #)      ($ or #)      ($ or #)
                                    ----------------------------------------------------------------------------------
Thomas N. Konatich..............          50,000               1/31/12            0             0             0
                                         150,000              11/15/12            0             0             0
Dennis E. Hruby, Ph.D...........         300,000              10/15/12            0             0             0

Directors Compensation

      During fiscal year 2002, no fees were paid to directors, and no directors were reimbursed for expenses incurred.

Employment Contracts

      Dr. Susan K. Burgess is employed as President of SIGA under an employment agreement, dated May 23, 2003. This agreement expires on December 31, 2005 and is cancelable by SIGA only for Cause (as defined in the agreement). Dr. Burgess receives an annual base salary of $216,000. On the date of the agreement, Dr. Burgess received options to purchase an aggregate of 300,000 shares of Common Stock at an exercise price of $1.81 per share. Options to purchase the first 100,000 shares vested on the date of the agreement and options to purchase the remaining shares vest on a pro rata basis on the second and third anniversaries of the agreement. Dr. Burgess is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors.

      Thomas N. Konatich, SIGA's Vice President, Chief Financial Officer, Secretary, Treasurer and Acting Chief Executive Officer, is employed by SIGA under an employment agreement, dated April 1, 1998, as amended on January 19, 2000, as amended and restated on October 6, 2000, as amended as of January 31, 2002 and as amended on November 5, 2002. This agreement expires on September 30, 2004 and is cancelable by SIGA only for Cause (as defined in the agreement). Mr. Konatich receives an annual base salary of $210,000. On April 1, 1998, he received options to purchase 95,000 shares of Common Stock at an exercise price of $4.44 per share. These options vested on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. On January 19, 2000, he received an additional grant to purchase 100,000 shares at an exercise price of $2.00 per share. These options vest on a pro rata basis each quarter through January 19, 2002. On January 31, 2002, Mr. Konatich was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in eight equal quarterly installments beginning on April 20, 2002. On November 5, 2002, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $2.50 per share. 75,000 of these options vested immediately and 75,000 options vested on September 1, 2003. Mr. Konatich is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors.

      Dr. Dennis Hruby, Chief Scientific Officer, is employed by SIGA under an employment agreement, dated January, 1, 1998, as amended on June 16, 2000, as amended on January 31, 2002, and as amended on October 3, 2002. This Agreement expires on December 31, 2005, except that SIGA may terminate the agreement upon 180 days written notice. Dr. Hruby receives a base salary of $210,000 per year. Dr. Hruby received options to purchase 10,000 shares of Common Stock at an exercise price of $5.00 per share on April 1, 1997 and 40,000 shares of Common Stock at an exercise price of $4.63 per share on April 1, 1998. These options became exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. Dr. Hruby is eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. Under the June 16, 2000 amendment, Dr. Hruby was granted options to purchase 125,000 shares of Common Stock at $2.00 per share. These options vest ratably over the remaining term of the agreement. Under the January 31, 2002 amendment, Dr. Hruby was granted an "Incentive Stock Option" to purchase 50,000 shares of Common Stock at an exercise price of $3.94 per share; however, as part of the October 3, 2002 amendment, Dr. Hruby surrendered such option and was granted an option to purchase 300,000 shares of Common Stock at an exercise price of $2.50 per share. Of the 300,000 options granted under the October 3, 2002 amendment, (i) options with respect to 75,000 shares vested upon the signing of the amendment, (ii) options with respect to 75,000 shares vested on September 1, 2003, and (iii) options with respect to the remaining 150,000 shares shall vest on a pro rata basis on September 1 of each of 2004 and 2005.

Equity Compensation Plan Information

      The following table sets forth certain equity compensation plan information with respect to equity compensation plans approved by SIGA's stockholders and equity compensation plans not approved by SIGA's stockholders, as of December 31, 2002:

                                                                                                Number of Securities
                                                                                              Remaining Available for
                                                 Number of Securities     Weighted-Average     Future Issuance Under
                                                  to be Issued Upon      Exercise Price of      Equity Compensation
                                                     Exercise of            Outstanding           Plans (Excluding
                                                 Outstanding Options,    Options, Warrants    Securities Reflected in
                                                 Warrants and Rights         and Rights             Column (a))
Plan Category                                            (a)                    (b)                     (c)
-------------                                    --------------------    -----------------    -----------------------
Equity compensation plans approved by
security holders (1)                                   5,807,561               $2.52                 1,480,314

Equity compensation plans not approved by
security holders                                         250,000               $2.00                         0

Total                                                  6,057,561               $2.50                 1,480,314

----------
(1) SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of November 21, 2003 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Officer and (iv) all directors and executive officers of SIGA as a group. As of November 21, 2003, a total of 18,676,851 shares of Common Stock and a total of 72,992 shares of Series A Preferred Stock were outstanding. Each share of Common Stock and Series A Preferred Stock is entitled to one vote on matters on which holders of Common Stock are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

      The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of November 21, 2003, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.


                            Ownership of Common Stock

                                                                            Percentage of       Percentage of
Name and Address of                              Amount of Beneficial       Common Stock         Total Voting
Beneficial Owner (1)                                Ownership (2)            Outstanding      Stock Outstanding
--------------------                             --------------------       -------------     -----------------

Beneficial Holders
Gabriel M. Cerrone (3)
265E. 66th Street, Suite 16G
New York, NY 10021 ..........................       1,075,000(4)                 5.4                   5.4

Howard Gittis (5)
35 East 62nd Street
New York, NY 10021 ..........................       1,005,902(6)                 5.3                   5.3

MacAndrews & Forbes Holdings Inc. (7)
35 East 62nd Street
New York, NY 10021 ..........................       3,618,099(8)                18.4                  18.3

Directors and Director Nominees

Donald G. Drapkin (9)
35 East 62nd Street
New York, NY 10021 ..........................       1,798,326(10)                8.9                   8.9

Roger Brent, Ph.D                                     125,712(11)
2168 Shattuck--Floor 2
Berkeley, CA 94704 ..........................                                      *                     *

Charles Cantor, Ph.D.
c/o Sequenom Inc.
3595 John Hopkins Court
San Diego, CA 92121 .........................         100,000(12)                  *                     *

Thomas E. Constance
919 Third Avenue, 41st Floor
New York, NY 10022 ..........................         253,467(13)                  *                     *

Bernard L. Kasten Jr., M.D.                           408,801(14)
4690 Parkway Drive
Cincinnati, OH 45040 ........................                                    2.2                   2.2

                                                                            Percentage of       Percentage of
Name and Address of                              Amount of Beneficial       Common Stock         Total Voting
Beneficial Owner (1)                                Ownership (2)            Outstanding      Stock Outstanding
--------------------                             --------------------       -------------     -----------------
Mehmet C. Oz, M.D
177 Fort Washington Ave
New York, NY 10032 ..........................         125,000(15)                  *                     *

Eric A. Rose, M.D. (16)
122 East 78th Street
New York, NY 10021 ..........................         790,090(17)                4.1                   4.1

Michael A. Weiner, M.D
161 Fort Washington Ave
New York, NY 10032 ..........................         125,000(15)                  *                     *

Named Officers

Susan K. Burgess, Ph.D. (18) ................         412,783(19)                2.2                   2.2

Thomas N. Konatich ..........................         395,000(20)                2.1                   2.1

Dennis E. Hruby, Ph.D .......................         325,000(20)                1.7                   1.7

All Executive Officers and Directors as a
group (eleven persons) ......................       4,859,179(21)               21.7                  21.6


----------
*     Less than 1%

(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 601, New York, NY 10170.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Mr. Cerrone is the sole general partner of Panetta Partners Ltd. and, as such, may be deemed to beneficially own the securities held by Panetta Partners Ltd. The address of Panetta Partners Ltd. is 265 E. 66th St. Suite 16G New York, NY 10021.

(4) Includes 1,075,000 shares of Common Stock issuable upon exercise of options held by Mr. Cerrone, but does not include 141,084 shares of Common Stock held by Panetta Partners Ltd. or 649,388 shares of Common Stock issuable upon exercise of warrants held by Panetta Partners Ltd. Panetta Partners Ltd. holds a warrant (the "Distributor Warrant") to purchase up to 210,000 shares of Common Stock, a warrant (the "Consulting Warrant") to purchase up to 303,200 shares of Common Stock, two warrants (the "Panetta May 2001 Warrants") to purchase an aggregate of up to 121,500 shares of Common Stock and a warrant (the "Panetta September 2001 Warrant") to purchase up to 14,688 shares of Common Stock. However, the Distributor Warrant, the Consulting Warrant, the Panetta May 2001 Warrants and the Panetta September 2001 Warrant provide that, with certain limited exceptions, they are not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Panetta Partners Ltd. and its affiliates, including Mr. Cerrone (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such Consulting Warrant, Distributor Warrant, Panetta May 2001 Warrant and/or Panetta September 2001 Warrant), would exceed 9.99% of the outstanding shares of Common Stock.

(5) Mr. Gittis is a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes.

(6) Includes 745,724 shares of Common Stock, of which 32,250 shares are held by The Gittis Family Foundation, a charitable foundation, a warrant to purchase up to 226,087 shares of Common Stock at an exercise price of $3.4059 per share and a warrant to purchase up to 34,091 shares of Common Stock at an exercise price of $3.552 per share (the "2001 Gittis Warrant"). The 2001 Gittis Warrant provides that, within certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Gittis and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock. Does not include shares of Common Stock that Mr. Gittis, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes, may be deemed to beneficially own and as to which Mr. Gittis disclaims beneficial ownership. The business address of the Gittis Family Foundation is The Gittis Family Foundation, c/o Howard Gittis, 35 East 62nd Street, New York, New York 10021.

(7) MacAndrews & Forbes is a direct wholly-owned subsidiary of Mafco Holdings Inc., a holding company whose sole stockholder is Ronald O. Perelman. Pursuant to a securities purchase agreement dated as of August 13, 2003, MacAndrews & Forbes acquired (i) 682,986 shares of Common Stock and a warrant to purchase 341,493 shares of Common Stock, and (ii) an option to purchase (x) up to 6,146,875 shares of Common Stock and (y) a warrant, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (ii)(x). On October 8, 2003, (i) MacAndrews & Forbes exercised of a portion of the option described above pursuant to which it acquired 1,396,462 shares of Common Stock and warrants to purchase an aggregate of up to 698,232 shares of Common Stock, and (ii) assigned a portion of such option to its affiliate, TransTech Pharma. As a result of such exercise and such assignment, subject to stockholder approval, (i) MacAndrews & Forbes has an option to purchase (x) up to 1,278,191 shares of Common Stock and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (i)(x) and (ii) TransTech Pharma has an option to purchase (x) up to 3,472,222 shares of Common Stock and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (ii)(x).

(8) Includes 1,039,725 shares of Common Stock issuable upon exercise of warrants. Does not include an aggregate of up to 1,917,286 shares of Common Stock that may be purchased by MacAndrews & Forbes or an aggregate of up to 5,208,333 shares of Common Stock that may be purchased by TransTech Pharma, if approval of SIGA's stockholders is obtained.

(9) Mr. Drapkin is a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes and a director of TransTech Pharma.

(10) Includes 1,125,000 shares of Common Stock issuable upon exercise of options, shares of Common Stock underlying a warrant to purchase up to 347,826 shares of Common Stock and shares of Common Stock underlying a warrant to purchase up to 30,500 shares of Common Stock (the "Drapkin September 2001 Investor Warrant"). However, the Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, such warrant is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Drapkin September 2001 Investor Warrant) would exceed 9.99% of the outstanding shares of Common Stock. Does not include shares of Common Stock that Mr. Drapkin, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes or as director of TransTech Pharma, may be deemed to beneficially own and as to which Mr. Drapkin disclaims beneficial ownership.

(11)  Includes 121,250 shares of Common Stock issuable upon exercise of options.

(12)  Includes 100,000 shares of Common Stock issuable upon exercise of options.

(13) Includes 12,200 shares issuable upon exercise of warrants and 225,000 shares of Common Stock issuable upon exercise of options.

(14) Includes 1,350 shares of Common Stock issuable upon exercise of warrants and 100,000 shares of Common Stock issuable upon exercise of options.

(15) Includes 12,500 shares issuable upon exercise of warrants and 100,000 shares issuable upon exercise of options.

(16)  Dr. Rose is a director of TransTech Pharma.

(17) Includes 88,610 shares of Common Stock issuable upon exercise of warrants and 600,000 shares of Common Stock issuable upon exercise of options. Does not include shares of Common Stock that Dr. Rose, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Rose disclaims beneficial ownership.

(18)  Susan K. Burgess, Ph.D. became SIGA's President on May 23, 2003.


(19) Includes 125,000 shares of Common Stock issuable upon exercise of options. Does not include 5,000 shares of Common Stock that Dr. Burgess' daughter owns, which Dr. Burgess may be deemed to beneficially own and as to which Dr. Burgess disclaims beneficial ownership.


(20) Neither of Messrs. Konatich and Hruby own shares of Common Stock. All shares listed as beneficially owned by each of Messrs. Konatich and Hruby are shares issuable upon exercise of stock options.

(21)  See footnotes (9), (10), (11), (12), (13), (14), (15), (16), (17), (18),
      (19) and (20).

                      Ownership of Series A Preferred Stock

Name and Address of                                                        Percentage of Series A
Beneficial Owner                     Amount of Beneficial Ownership   Preferred Shares Outstanding(1)
Alfons Melhon                                     13,328                            18.3%
Frank J. and Mary Ann Loccisano                   56,490                            77.4%
J. Jay Lobell                                      3,174                             4.3%


----------
(1) Percentage of beneficial ownership of Series A Preferred Stock is calculated based on the assumption that there were 72,992 shares of Series A Preferred Stock outstanding on November 21, 2003.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On August 13, 2003, SIGA entered into the Purchase Agreement (as defined herein) with MacAndrews & Forbes and the August Assignment Agreement (as defined herein) with MacAndrews & Forbes and certain of its employees (the "Assignees"), and, on October 8, 2003, SIGA entered into the October Assignment Agreement (as defined herein) with MacAndrews & Forbes and TransTech Pharma. Pursuant to the Purchase Agreement, the August Assignment Agreement and the October Assignment Agreement, (i) MacAndrews & Forbes acquired 2,079,448 shares of Common Stock at a price of $1.44 per share and warrants, for no additional consideration, to purchase 1,039,725 shares of Common Stock at an initial exercise price of $2.00 per share, (ii) certain employees of MacAndrews & Forbes acquired an aggregate of 114,583 shares of Common Stock at a price of $1.44 per share and warrants, for no additional consideration, to purchase an aggregate of 57,291 shares of Common Stock at an initial exercise price of $2.00 per share, (iii) MacAndrews & Forbes acquired an option, subject to the approval of Proposal No. 3 by SIGA's stockholders, to purchase (x) up to 1,278,191 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (iii)(x) at an initial exercise price of $2.00 per share, and (iv) TransTech Pharma acquired an option, subject to the approval of Proposal No. 3 by SIGA's stockholders, to purchase (x) up to 3,472,222 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (iv)(x) at an initial exercise price of $2.00 per share. On October 8, 2003, MacAndrews & Forbes and TransTech Pharma provided SIGA with notice of their intent to exercise in full their options, described in clauses
(iii) and (iv) above, subject to the approval of Proposal No. 3 by SIGA's stockholders, to purchase an aggregate of 4,750,413 shares of Common Stock and, for no additional consideration, warrants to purchase up to an aggregate of 2,375,206 shares of Common Stock. Descriptions of the Purchase Agreement, August Assignment Agreement and October Assignment Agreement and the transactions contemplated thereby are set forth under the caption "Description of Proposed Issuance" in the discussion of Proposal No. 3 in this proxy statement.

      Set forth below are descriptions of certain of the investors who are parties to the Purchase Agreement, the August Assignment Agreement and the October Assignment Agreement, including such investors' relationships to SIGA and the other investors, and the nature and amount of such investors' interests in the transactions contemplated by such agreements:

            o Donald G. Drapkin, the Chairman of the Board of Directors, is a director and Vice Chairman of Mafco Holdings Inc., a holding company whose sole stockholder is Ronald O. Perelman, and MacAndrews & Forbes and a director of TransTech Pharma. Mr. Drapkin may be deemed to beneficially own 1,798,326 shares of Common Stock. Mr. Drapkin holds an aggregate of 295,000 shares of Common Stock and may purchase up to an aggregate of approximately 1,503,326 additional shares of Common Stock pursuant to the Drapkin Warrants (as defined below) and the Drapkin Options (as defined below). Mr. Drapkin holds a warrant (the "Investor Warrant") to purchase up to 347,826 shares of Common Stock at an exercise price of $3.4059 per share, and a warrant (the "Drapkin September 2001 Investor Warrant" and, together with the Investor Warrant, the "Drapkin Warrants") to purchase up to 30,500 shares of Common Stock at an exercise price of $3.552 per share. The Drapkin September 2001

                  Investor Warrant provides that, with certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock. SIGA may require the Drapkin Warrants to be exercised (subject to the 9.99% limitation with respect to the Drapkin September 2001 Investor Warrant) if certain conditions set forth in the Drapkin Warrants have been fulfilled. In addition, Mr. Drapkin holds options (the "Drapkin Options") pursuant to the Plan to purchase 1,125,000 shares of Common Stock at an exercise price of $2.50 per share. Mr. Drapkin beneficially owns approximately 3.7%, on a fully diluted basis, of the voting power of TransTech Pharma.

            o Howard Gittis is a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes. Mr. Gittis may be deemed to beneficially own 1,005,902 shares of Common Stock. Mr. Gittis holds an aggregate of 745,724 shares of Common Stock and may purchase up to an aggregate of approximately 260,178 additional shares of Common Stock pursuant to the Gittis Warrants (as defined below). Of these shares, 32,250 are held by The Gittis Family Foundation, a charitable foundation. Mr. Gittis holds a warrant (the "2000 Gittis Warrant") to purchase up to 226,087 shares of Common Stock at an exercise price of $3.4059 per share and a warrant (the "2001 Gittis Warrant" and, together with the 2000 Gittis Warrant, the "Gittis Warrants") to purchase up to 34,091 shares of Common Stock at an exercise price of $3.552 per share. The 2001 Gittis Warrant provides that, within certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Gittis and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock. SIGA may require the Gittis Warrants to be exercised (subject to the 9.99% limitation with respect to the 2001 Gittis Warrant) if certain conditions set forth in the Gittis Warrants have been fulfilled. Mr. Gittis beneficially owns approximately 4.2%, on a fully diluted basis, of the voting power of TransTech Pharma.

            o Matthew A. Drapkin, an Assignee, is the son of Donald G. Drapkin. On August 13, 2003, Matthew A. Drapkin acquired
                  (i)(x) 1,389 shares of Common Stock and (y) a warrant, for no additional consideration, to purchase 695 shares of Common Stock; and (ii) an option to purchase (x) up to 12,500 shares of Common Stock at an exercise price of $1.44 per share and
                  (y) a warrant, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the shares of Common Stock described in (ii)(x), for a purchase price of approximately $2,000. On October 14, 2003, Matthew A. Drapkin exercised his option and purchased (x) 12,500 shares of Common Stock at a price of $1.44 per share and (y) a warrant, for no additional consideration, to purchase 6,249 shares of Common Stock, for an aggregate purchase price of $18,000. Matthew A. Drapkin beneficially owns less than 1.0%, on a fully diluted basis, of the voting power of TransTech Pharma.

            o TransTech Pharma, an assignee pursuant to the October Assignment Agreement, is an affiliate of MacAndrews & Forbes. Ronald O. Perelman beneficially owns approximately 43.8% on a fully diluted basis of the voting power of TransTech Pharma, and beneficially owns 100% of the common stock of Mafco Holdings Inc. Mafco Holdings Inc. beneficially owns 100% of the common stock of MacAndrews & Forbes. TransTech Pharma is a privately held drug discovery and development company. In October 2002, SIGA and TransTech Pharma entered into a drug discovery collaboration agreement under which TransTech Pharma is required to collaborate with SIGA on the discovery, optimization and development of lead compounds to therapeutic agents. SIGA and TransTech Pharma have agreed to share the costs of development and revenues generated from licensing and profits from any commercialized product sales. The agreement will be in effect until terminated by the parties or upon cessation of research or sales of all products developed under the agreement. SIGA is current in all of its obligations under this agreement. In addition to its collaboration with SIGA, TransTech Pharma has multi-year, multi-target drug discovery collaborations with Novo Nordisk A/S and Cephalon, Inc., both of which have an equity position in TransTech Pharma. TransTech Pharma is also attempting to develop its own pre-clinical and clinical pipeline of small molecule drug candidates.

            o Dr. Eric A. Rose, a director of SIGA, is a director of TransTech Pharma. Dr. Rose may be deemed to beneficially own 790,090 shares of Common Stock. Dr. Rose holds an aggregate of 101,480 shares of Common Stock and may purchase up to an aggregate of approximately 688,610 additional shares of Common Stock pursuant to the May 2001 Investor Warrant, the September 2001 Rose Investor Warrant and the Rose Options (each as defined below). Dr. Rose holds a warrant to purchase up to 50,000 shares of Common Stock (the "May 2001 Investor Warrant"). The May 2001 Investor Warrant is exercisable for a period of seven years at an exercise price of $2.94 per share. The May 2001 Investor Warrant provides that, with certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by the holder thereof and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such warrant) would exceed 9.99% of the outstanding shares of Common Stock (the "9.99% Limit"). Dr. Rose also holds a warrant to purchase up to 38,610 shares of Common Stock (the "September 2001 Rose Investor Warrant"). The September 2001 Rose Investor Warrant is exercisable for a period of seven years at an exercise price of $3.552 per share and contains provisions analogous to the 9.99% Limit described above; provided, however, that the 9.99% Limit shall not apply
                  (i) during the existence of a tender offer for the Common Stock or (ii) at the option of Dr. Rose, on at least 65 days' advance written notice with respect to the September 2001 Rose Investor Warrant. In addition, Dr. Rose holds options (the "Rose Options") pursuant to the Plan to purchase 600,000 shares of Common Stock at an exercise price of $2.50 per share. Dr. Rose beneficially owns approximately 2.8%, on a fully diluted basis, of the voting power of TransTech Pharma.

      Thomas E. Constance, a director of SIGA, is Chairman of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City, which SIGA has retained to provide legal services.

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as SIGA's independent auditors to audit the financial statements of SIGA for the fiscal year ending December 31, 2003, and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited SIGA's financial statements since January 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider its selection of auditors. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of different independent auditors at any time during the year, if it determines that such change would be in the best interests of SIGA and its stockholders.

      PricewaterhouseCoopers LLP provides SIGA with both audit and non-audit services. The Audit Committee has reviewed the non-audit activities of the independent auditors and believes that these activities are compatible with maintaining the auditor's independence.

Audit Fees

      PricewaterhouseCoopers LLP billed SIGA $101,580 and $135,870, in the aggregate, for professional services rendered by them for each of the fiscal years ended December 31, 2002 and December 31, 2001, respectively, for the audit of SIGA's annual financial statements for each of such fiscal years, review of the interim financial statements included in SIGA's Form 10-QSB filed during each of such fiscal years and review of SIGA's registration statements on Form S-3 during the fiscal year ended December 31, 2001.

Audit-Related Fees

      PricewaterhouseCoopers LLP billed SIGA $255,690 and $0, in the aggregate, for professional services rendered by them for assurance and related services related to the performance of the audit or review of SIGA's financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2001, respectively (other than those covered above under "Audit Fees"). The services rendered by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2002 comprising the fees for such year related primarily the proposed acquisition of Allergy Therapeutics Holdings Ltd., which was not consummated.

Tax Fees

      PricewaterhouseCoopers LLP did not render any professional services for tax compliance, tax advice or tax planning during either of the fiscal years ended December 31, 2002 or December 31, 2001.

All Other Fees

      PricewaterhouseCoopers LLP did not provide any products or render any professional services (other than those covered above under "Audit Fees," "Audited Related Fees," and "Tax Fees") during either of the fiscal years ended December 31, 2002 or December 31, 2001.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SIGA'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                                 PROPOSAL NO. 3

APPROVAL OF THE ISSUANCE TO MACANDREWS & FORBES, TRANSTECH PHARMA AND CERTAIN OTHER INVESTORS OF THE TRANCHE C SHARES, THE TRANCHE C WARRANTS AND THE WARRANT SHARES, WHICH WILL RESULT IN (I) THE ISSUANCE OR POTENTIAL ISSUANCE OF SHARES REPRESENTING 20% OR MORE OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING BEFORE SUCH ISSUANCE OR (II) A CHANGE OF CONTROL OF SIGA.

Description of Proposed Issuance

      Set forth below is a description of the terms and conditions of the proposed issuance to MacAndrews & Forbes, TransTech Pharma and certain other investors of the Tranche C Shares, the Tranche C Warrants and the Warrant Shares, which will result in (i) the issuance or potential issuance of shares representing 20% or more of the total number of shares of Common Stock outstanding before such issuance or (ii) the issuance or potential issuance of shares constituting a change of control of SIGA (the "Proposed Issuance").


      THIS DESCRIPTION OF THE PROPOSED ISSUANCE IS INTENDED TO PROVIDE BASIC INFORMATION CONCERNING SUCH ISSUANCE; HOWEVER, SUCH DESCRIPTION IS NOT A SUBSTITUTE FOR REVIEWING THE DOCUMENTS RELATING TO THE PROPOSED ISSUANCE. EACH STOCKHOLDER SHOULD READ SUCH DESCRIPTION IN CONJUNCTION WITH THE DOCUMENTS RELATING TO THE PROPOSED ISSUANCE THAT ARE ATTACHED AS APPENDICES A THROUGH D HERETO.

      On August 13, 2003, SIGA entered into (i) a securities purchase agreement (the "Purchase Agreement") with MacAndrews & Forbes, a corporation wholly-owned by Ronald O. Perelman, the full text of which is attached hereto as Appendix B, and (ii) an assignment letter agreement (the "August Assignment Agreement") with MacAndrews & Forbes and certain of its employees. Pursuant to these agreements, MacAndrews & Forbes and the Assignees invested an aggregate of $1,000,000 in SIGA in exchange for an aggregate of 694,444 shares of Common Stock at a price of $1.44 per share (the "Tranche A Shares") and warrants, for no additional consideration, to purchase up to an aggregate of additional 347,222 shares of Common Stock at an initial exercise price of $2.00 per share (the "Tranche A Warrants"). MacAndrews & Forbes and the Assignees were also granted an option, exercisable through October 13, 2003, and if required, subject to stockholder approval, to make additional investments in SIGA of up to an aggregate amount of $9,000,000 in exchange for an aggregate of up to an additional 6,250,000 shares of Common Stock at a price of $1.44 per share and warrants, for no additional consideration, to purchase up to an aggregate of an additional 3,125,000 shares of Common Stock at an initial exercise price of $2.00 per share. The parties negotiated the price taking into account the then-current market price of Common Stock.


      Pursuant to the Purchase Agreement, on August 13, 2003, MacAndrews & Forbes acquired from SIGA for an aggregate purchase price of $983,500: (i) 682,986 shares of Common Stock and warrants to purchase 341,493 shares of Common Stock and (ii) an option to purchase (x) up to 6,146,875 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in clause (ii)(x) at an initial exercise price of $2.00 per share.

      Pursuant to the Purchase Agreement and the August Assignment Agreement, on August 13, 2003, the Assignees acquired from SIGA for an aggregate purchase price of approximately $16,500: (i) 11,458 shares of Common Stock and warrants to purchase 5,729 shares of Common Stock, and (ii) an option to purchase (x) up to 103,125 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase shares a number of shares of Common Stock equal to 50% of the shares of Common Stock described in (ii)(x) at an initial exercise price of $2.00 per share.

      On October 8, 2003, the Assignees provided SIGA with notice of their intent to exercise their option in full to acquire from SIGA, for an aggregate purchase price of $148,500, 103,125 shares of Common Stock (the "Assignee Tranche B Shares") and warrants to purchase 51,562 shares of Common Stock (the "Assignee Tranche B Warrants"), and, on October 14, 2003, the transactions contemplated by such exercise were consummated.

      On October 8, 2003, pursuant to an assignment agreement (the "October Assignment Agreement"), the full text of which is attached hereto as Appendix B, MacAndrews & Forbes assigned a portion of the option granted to it pursuant to the Purchase Agreement to its affiliate, TransTech Pharma, such that TransTech Pharma acquired an option to purchase (x) up to 3,472,222 shares of Common Stock at a price of $1.44 per share and (y) warrants, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the number of shares described in (x) at an initial exercise price of $2.00 per share. Immediately thereafter, MacAndrews & Forbes provided SIGA with notice of its intent to exercise a portion of its option to acquire from SIGA, for an aggregate purchase price of $2,010,905, 1,396,462 shares of Common Stock (the "M&F Tranche B Shares" and together with the Tranche A Shares and the Assignee Tranche B Shares, the "Tranche A&B Shares") and warrants to purchase an aggregate of up to 698,232 shares of Common Stock (the "M&F Tranche B Warrants" and together with the Tranche A Warrants and the Assignee Tranche B Warrants, the "Tranche A&B Warrants"), and, on October 14, 2003, the transactions contemplated by such exercise were consummated.


      On October 8, 2003, MacAndrews & Forbes and TransTech Pharma also provided SIGA with notice of their intent to exercise their options in full, subject to stockholder approval, to acquire from SIGA an aggregate of 4,750,413 shares of Common Stock at a price of $1.44 per share (the "Tranche C Shares") and warrants, for no additional consideration, to purchase up to an aggregate of 2,375,206 shares of Common Stock at an initial exercise price of $2.00 per share (the "Tranche C Warrants"). In accordance with and subject to the terms and conditions of the Purchase Agreement and the October Assignment Agreement, if stockholder approval is obtained, (i) MacAndrews & Forbes will acquire from SIGA, for an aggregate purchase price $1,840,595, 1,278,191 shares of Common Stock at a price of $1.44 per share and warrants to purchase up to an additional 639,095 shares of Common Stock at an initial exercise price of $2.00 per share, and (ii) TransTech Pharma will acquire from SIGA, for an aggregate purchase price of $5,000,000, 3,472,222 shares of Common Stock and warrants to purchase up to an additional 1,736,111 shares of Common Stock, on the same terms.

Appointment of Directors Designated by MacAndrews & Forbes and TransTech Pharma

      Terms and Conditions of Appointment

      In accordance with and subject to the terms and conditions of the Purchase Agreement and the October Assignment Agreement, SIGA has agreed to use its reasonable best efforts to appoint to its Board of Directors one individual designated by MacAndrews & Forbes and one individual designated by TransTech Pharma at such time as MacAndrews & Forbes and TransTech Pharma shall have invested an aggregate of at least $5,000,000 in SIGA, and for so long as, with respect to the individual designated by MacAndrews & Forbes, MacAndrews & Forbes, together with its affiliates (other than TransTech Pharma), beneficially owns at least 1,700,000 shares of Common Stock and, with respect to the individual designated by TransTech Pharma, TransTech Pharma together with its affiliates (other than MacAndrews & Forbes or its officers or affiliates), beneficially owns at least 1,700,000 shares of Common Stock. In connection therewith, MacAndrews & Forbes has advised SIGA that it intends to designate Paul G. Savas, and TransTech Pharma has advised SIGA that it intends to designate Adnan M. M. Mjalli, Ph.D., as each of their respective designees for director of SIGA. Assuming MacAndrews & Forbes and TransTech Pharma make the required investments described above, SIGA intends to cause Mr. Savas and Dr. Mjalli to be elected to the Board of Directors.

      Biographical Information of Director Designees

      The following table sets forth biographical information of each of Paul G. Savas and Adnan M. M. Mjalli, Ph.D., including their ages, data on their business backgrounds and the names of public companies and other selected entities for which they serve as directors:

                  Name                         Age      Position
                  ----                         ---      --------
                  Paul G. Savas                40       None
                  Adnan M. M. Mjalli, Ph.D.    40       None

      Paul G. Savas is the individual whom MacAndrews & Forbes has advised SIGA that it intends to designate for appointment as a director of SIGA at such time as MacAndrews & Forbes and TransTech Pharma shall have invested an aggregate of at least $5,000,000 in SIGA, and for so long as MacAndrews & Forbes, together with its affiliates (other than TransTech Pharma), beneficially owns at least 1,700,000 shares of Common Stock. Mr. Savas has been Senior Vice President - Finance of MacAndrews & Forbes and various of its affiliates since October 2002 and was Vice President of MacAndrews & Forbes from 1998 to 2002. Mr. Savas beneficially owns less than 1.0% of the voting power of TransTech Pharma.

      Adnan M. M. Mjalli, Ph.D. is the individual whom TransTech Pharma has advised SIGA that it intends to designate for appointment as a director of SIGA at such time as MacAndrews & Forbes and TransTech Pharma shall have invested an aggregate of at least $5,000,000 in SIGA, and for so long as TransTech Pharma, together with its affiliates (other than MacAndrews & Forbes or its officers or affiliates), beneficially owns at least 1,700,000 shares of Common Stock. From 1999 to the present, Dr. Mjalli has served as Chief Executive Officer and a director of TransTech Pharma, a corporation which he founded. He also currently serves as Chairman of the Board of PharmaCore, Inc. which provides chemical building blocks and custom synthesis services to the pharmaceutical industry. Dr. Mjalli previously served as President and Chief Executive Officer of PharmaCore from December of 1998 to November 2000. Dr. Mjalli obtained his Ph.D. in medicinal chemistry in 1989 from the University of Exeter, UK. His postdoctoral work was carried out at the University of Rochester. Dr. Mjalli beneficially owns approximately 20.1% of the voting power of TransTech Pharma.

      Security Ownership of Director Designees


      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of November 21, 2003 for each director designee of MacAndrews & Forbes and TransTech. The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of November 21, 2003, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                                                   Amount of Common         Percentage of          Percentage of
Name and Address of                               Stock Beneficialy         Common Stock            Total Voting
Beneficial Owner                                      Owned (1)              Outstanding         Stock Outstanding
-------------------                               -----------------         -------------        -----------------
Paul G. Savas
c/o MacAndrews & Forbes Holdings Inc.
35 East 62nd Street
New York, NY 10021...........................         26,042 (2)                 *                      *

Adnan M. M. Mjalli, Ph.D. (3)
c/o TransTech Pharma
4170 Mendenhall Oaks Pky #110
High Point, NC 27265.........................              0 (4)                 *                      *


----------
*     Less than 1%

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) On August 13, 2003, Mr. Savas acquired, for an aggregate purchase price of $2,500, (i)(x) 1,736 shares of Common Stock and (y) a warrant, for no additional consideration, to purchases 868 shares of Common Stock; and
      (ii) an option to purchase (x) up to 15,625 shares of Common Stock at an exercise price of $1.44 per share and (y) a warrant, for no additional consideration, to purchase a number of shares of Common Stock equal to 50% of the shares of Common

      Stock described in (ii) (x) at an initial exercise price of $2.00 per share. On October 14, 2003, Mr. Savas exercised such option pursuant to which he acquired, for an aggregate purchase price of $22,500, (x) 15,625 shares of Common Stock at a price of $1.44 per share and (y) a warrant, for no additional consideration, to purchase 7,813 shares of Common Stock at an initial exercise price of $2.00 per share.

(3)   Dr. Mjalli is the Chief Executive Officer and a director of TransTech
      Pharma.

(4) Does not include shares of Common Stock that Dr. Mjalli, as the Chief Executive Officer and a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Mjalli disclaims beneficial ownership.

Registration Rights


      In connection with the Purchase Agreement, the August Assignment Agreement and the October Assignment Agreement, SIGA, MacAndrews & Forbes, the Assignees and TransTech Pharma have entered into a registration rights agreement (the "Registration Rights Agreement"), the full text of which is attached hereto as Appendix C, pursuant to which SIGA is required to file a "shelf" registration statement covering the resale of certain shares of Common Stock held by MacAndrews & Forbes, the Assignees and TransTech Pharma. In addition, in certain instances, the holder of such shares has two "demand rights" to require SIGA to file a registration statement covering certain shares of Common Stock held by such holder, provided, among other conditions, the anticipated aggregate offering price in each demand registration shall be at least $5,000,000. The holder of such shares also has unlimited "piggyback" registration rights with respect to certain shares of Common Stock that it holds, subject to certain limitations. In addition, in certain instances, the holder has rights to demand registration on Form S-3, provided, among other conditions, that the anticipated aggregate offering price in each such registration shall be at least $500,000. SIGA has certain limited rights to postpone shelf registrations and demand registrations. All of the Tranche A Shares and the shares of Common Stock underlying the Tranche A Warrants issued to MacAndrews & Forbes and the Assignees were registered pursuant to a Registration Statement on Form S-3 of SIGA, which was declared effective by the Securities and Exchange Commission on September 22, 2003.


Interests of Certain Investors in the Proposed Issuance.

      A description of interests of certain of the investors participating in the transactions contemplated by the Purchase Agreement, the August Assignment Agreement and the October Assignment Agreement, including the Proposed Issuance, is set forth under the caption "Certain Relationships and Related Transactions" under the discussion of Proposal No. 1 in this proxy statement.

Approval by the Board of Directors of the Proposed Issuance

      Special Committee Formed to Evaluate Proposal

      On July 10, 2003, the Board of Directors held a meeting at which Donald G. Drapkin, Thomas E. Constance, Mehmet C. Oz, M.D., Michael A. Weiner, M.D., Eric
A. Rose, M.D., Roger Brent, Ph.D., Charles Cantor, Ph.D. and Bernard L. Kasten Jr., M.D. were present either in person or by telephone. At such meeting, Mr. Drapkin summarized the basic terms and conditions of the Purchase Agreement, as initially proposed by MacAndrews & Forbes (the "Initial Proposal"). At the meeting, Mr. Drapkin advised the Board of Directors of his relationship with MacAndrews & Forbes and Mafco Holdings Inc., including, without limitation, his status as director and Vice Chairman of each of such entities. Mr. Drapkin then recused himself from all further discussions of such proposal by the Board of Directors and left the meeting. The remaining directors created a special committee of the Board of Directors (the "Special Committee") to evaluate the Initial Proposal and make a recommendation to the Board of Directors. The Special Committee consisted of Roger Brent, Ph.D., Charles Cantor, Ph.D., Bernard L. Kasten Jr., M.D., Mehmet C. Oz, M.D., Eric A. Rose. M.D. and Michael
A. Weiner, M.D. At the meeting, the Special Committee retained the law firm of Kramer Levin Naftalis & Frankel LLP, a law firm of which Thomas Constance is chairman, as counsel to the Special Committee ("Committee Counsel").

      Engagement of Financial Advisor

      At the meeting of the Special Committee held on July 10, 2003, Committee Counsel advised the Special Committee that, in anticipation of the Initial Proposal, Committee Counsel had contacted several investment banking firms to assist the Board of Directors or Special Committee, as appropriate, in its evaluation of such proposal. The Special Committee authorized Committee Counsel to review the proposals received from certain of such financial advisors, interview, as appropriate, such financial advisors and negotiate an engagement letter with respect to the retention by SIGA and the Special Committee of a financial advisor.

      In accordance with and subject to the terms and conditions of a letter agreement, dated July 16, 2003 (the "Engagement Letter"), SIGA and the Special Committee engaged Sutter Securities ("Sutter") to render an opinion to SIGA and the Special Committee as to the fairness of the Proposed Issuance, from a financial point of view, to SIGA's stockholders. SIGA and the Special Committee retained Sutter based upon their understanding of Sutter's experience in fairness opinions and valuations, mergers and acquisitions, public and private financings and corporate restructurings.

      Pursuant to the Engagement Letter, SIGA agreed to pay Sutter a fee in the amount of $100,000 in exchange for Sutter's services in rendering an opinion to SIGA and the Special Committee as to the fairness of the Proposed Issuance, from a financial point of view, to SIGA's stockholders, plus reasonable out-of-pocket expenses incurred by Sutter in connection therewith. In addition, SIGA agreed to indemnify and hold harmless Sutter and its affiliated entities, directors, officers, employees, legal counsel and controlling persons, within the meaning of the federal securities laws, from and against certain liabilities arising from such services.

      On July 23, 2003, at a meeting of the Special Committee at which Charles Cantor, Ph.D., Mehmet C. Oz, M.D., Eric A. Rose, M.D. and Michael A. Weiner, M.D. were present, either in person or by telephone, Committee Counsel advised the Special Committee of its negotiations with Sutter, and the Special Committee approved the engagement of Sutter as financial advisor and approved the execution and delivery of the Engagement Letter with Sutter by SIGA and the Special Committee. At such meeting, Sutter made a presentation to the Special Committee regarding the fairness, from a financial point of view, of the Initial Proposal, including, among other things, a review of the terms and conditions of the Initial Proposal and a comparison of such terms and conditions to similar transactions recently completed. Sutter suggested certain modifications to the Initial Proposal. The Special Committee then authorized Committee Counsel to negotiate modifications to the Initial Proposal with respect to the treatment of certain expenses, warrant coverage and cashless exercise and early call provisions of the warrants contemplated by the Initial Proposal.

      Negotiations and Revisions to Initial Proposal

      On July 25, 2003, at a meeting of the Special Committee at which Roger Brent, Ph.D., Charles Cantor, Ph.D., Mehmet C. Oz, M.D., Eric A. Rose, M.D. and Michael A. Weiner, M.D. were present, either in person or by telephone, Committee Counsel summarized the negotiations with MacAndrews & Forbes regarding the Initial Proposal and reported that Committee Counsel had requested that, among other things, (i) SIGA not be required to pay the legal expenses of MacAndrews & Forbes, (ii) the warrant coverage be reduced, (iii) the proposed warrants not be subject to cashless exercise, (iv) the exercise period of the proposed warrants be shortened and (v) the price of the shares of common stock and the exercise price of the proposed warrants be increased. Committee Counsel further reported that, as a result of the negotiations, MacAndrews & Forbes provided a revised version of the Initial Proposal, reflecting a reduction of warrant coverage and certain concessions on expense reimbursement (the "Revised Proposal"). The Revised Proposal was then summarized and provided to the Special Committee.

      Fairness Opinion of Financial Advisor


      At the meeting of the Special Committee held on July 25, 2003, Sutter summarized the substance of the opinion to be rendered to the Special Committee and delivered an executed copy of its opinion which stated that, based on certain assumptions made, matters considered and the review undertaken by Sutter, the transactions contemplated by the Revised Proposal, which included the Proposed Issuance, were fair, from a financial point of view, to SIGA's stockholders (the "Fairness Opinion"). The full text of the Fairness Opinion is attached to this proxy statement as Appendix D.


      Sutter provided the Fairness Opinion for the information and assistance of SIGA and the Special Committee in connection with their consideration of the Revised Proposal. The Fairness Opinion is not a recommendation as to how any stockholder should vote at the Annual Meeting and each stockholder is encouraged to read the Fairness Opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken. The summary of the Fairness Opinion set forth herein is qualified in its entirety by reference to the full text of the Fairness Opinion.

      In the course of Sutter's analysis for rendering the Fairness Opinion, among other things, Sutter did the following:

            o reviewed SIGA's Annual Reports on Form 10-KSB for the fiscal years ended December 31, 2000 through December 31, 2002, and SIGA's Quarterly Report on Form 10-QSB for the period ended March 31, 2003;

            o reviewed certain operating and financial information, including projections relating to SIGA's business and prospects, provided to it by SIGA's management;

            o met with certain members of SIGA's management to discuss SIGA's operations, historical financial statements and future prospects;

            o     visited SIGA's facilities in Corvallis, Oregon;

            o reviewed the historical market prices and trading volume for shares of Common Stock;

            o reviewed publicly available data with respect to recent private placements of equity by companies which Sutter deemed generally comparable to SIGA; and

            o conducted such other studies, analyses, inquiries and investigations as Sutter deemed appropriate.

      In the course of its analysis for rendering the Fairness Opinion, Sutter relied upon, and assumed the accuracy and completeness of, the financial and other information provided to it by SIGA. Sutter assumed that SIGA's projected financial results had been reasonably prepared on a basis reflecting the best currently available estimates and judgment of the management of SIGA. Sutter did not assume any responsibility for the information or projections provided to it by SIGA and further relied upon the assurance of the management of SIGA that it was unaware of any facts that would have made the information or projections provided to it incomplete or misleading. Sutter did not perform or obtain any independent appraisals of SIGA's properties or assets, including, without limitation, the quality or strength of SIGA's intellectual property portfolio. The Fairness Opinion was based on economic, market and other conditions and the information made available to Sutter, as of the date thereof, July 25, 2003.

      As noted above, in the course of its analysis for rendering the Fairness Opinion, Sutter considered financial projections that were prepared by SIGA's management. As a matter of course, SIGA does not publicly disclose financial projections. SIGA's financial projections were based on, among other things, market conditions as they existed at July 23, 2003, and did not take into account any circumstances or events occurring after such date. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operation of SIGA could cause the financial projections or the underlying assumptions to be inaccurate, potentially in materially adverse ways, and the actual results to differ materially from those projected.

      The Fairness Opinion speaks only as of July 25, 2003, which is the date the Revised Proposal was approved by the Special Committee and the Board of Directors (as discussed below). Sutter has not revised or reaffirmed the Fairness Opinion in connection with the Proposed Issuance, including to reflect any circumstances or events that have occurred since such date.

      No material relationship existed between Sutter and SIGA or any of its affiliates, no such relationship has since developed and no such relationship is mutually understood to be contemplated. No limitations were imposed by SIGA or the Special Committee upon Sutter with respect to the investigations made or procedures followed by it in rendering the Fairness Opinion.

      Approval of Revised Proposal

      At the meeting of the Special Committee held on July 25, 2003, after considering and discussing the Revised Proposal and the Fairness Opinion, the Special Committee voted to recommend that the full Board of Directors accept the Revised Proposal. At a subsequent meeting of the Board of Directors held on the same day, at which Roger Brent, Ph.D., Charles Cantor, Ph.D., Thomas
E. Constance, Mehmet C. Oz, M.D., Eric A. Rose, M.D. and Michael A. Weiner, M.D., were present either in person or by telephone, Dr. Rose, Acting Chairman of the Special Committee, (i) summarized the process that the Special Committee had undertaken in evaluating the Revised Proposal; (ii) advised the Board of Directors of the negotiations and resulting changes in the Revised Proposal from those set forth in the Initial Proposal; (iii) summarized the process that Sutter had undertaken in rendering its Fairness Opinion; and (iv) advised the Board of Directors that the Special Committee had received the Fairness Opinion from Sutter. The Special Committee advised the Board of Directors that it voted to recommend that the full Board of Directors accept the Revised Proposal.

      After discussing the Revised Proposal, the Board of Directors voted to accept the Revised Proposal and authorized, empowered and directed the officers of SIGA to negotiate and finalize and execute and deliver the Revised Proposal, the Purchase Agreement and the related definitive documentation, and to issue or reserve for issuance, as appropriate, the required number of shares of SIGA to be issued or reserved for issuance by the Purchase Agreement and such other definitive documentation, in the name and on behalf of SIGA, together with such changes and additions as the officer executing the same, with and upon advice of counsel, deemed necessary or appropriate.

      In August 2003, the Audit Committee of the Board of Directors resolved that, notwithstanding Mr. Drapkin's relationship with MacAndrews & Forbes and Mafco Holdings Inc., the transactions contemplated by the Revised Proposal did not present a potential conflict of interest for SIGA.

Reasons for Proposed Issuance

      In early 2002, SIGA's management and Board of Directors recognized SIGA's need to raise additional funds in order to continue its research and development and initiate its clinical programs. SIGA's management and Board of Directors met with individuals from a number of companies and institutions in the investment field to discuss SIGA's need for funds. In light of the market conditions in early 2002, SIGA determined that it was unlikely that SIGA would be able to obtain the funds it needed from such companies and institutions or be able to raise funds in an aggregate amount sufficient to provide the resources needed for its longer-term development efforts. As a result, SIGA determined that its most viable option to obtain funds for its immediate needs was to obtain such funds through private placements of its securities. Between September 2002 and June 2003, SIGA completed three private placements resulting in gross proceeds in an aggregate amount of $4,407,500. In July 2003, the opportunity to enter into the Purchase Agreement became available. SIGA determined that completion of the transactions contemplated by the Purchase Agreement, including the Proposed Issuance, would provide SIGA with the funds necessary to carry out its research and development activity and begin clinical studies with respect to its leading product candidates. After extensive discussions of the terms and conditions of the Purchase Agreement, consideration of the absence of alternative financing or other strategic prospects and receipt of the Fairness Opinion from Sutter, the Board of Directors approved the Purchase Agreement and the transactions contemplated thereby, including the Proposed Issuance.

      SIGA entered into the Purchase Agreement to obtain funds for (i) research and development of SIGA's leading product candidates, including a smallpox anti-viral, a broad spectrum anti-infective and a SARS anti-viral, (ii) the pursuit of growth opportunities and (iii) general corporate purposes. SIGA estimates that the net proceeds from the transactions contemplated by the Purchase Agreement, including the prior issuances of the Tranche A&B Shares and the Tranche A&B Warrants and the issuance of the Tranche C Shares and the Tranche C Warrants, if approved by SIGA's stockholders, will be approximately $9.5 million, after deducting expenses. Of these net proceeds, SIGA anticipates using approximately $6.5 million for research and development and an aggregate of approximately $3.0 million for the pursuit of growth opportunities and general corporate purposes. SIGA estimates that the net proceeds from the issuance of the Tranche C Shares and the Tranche C Warrants alone, if approved by SIGA's stockholders, will be approximately $6.6 million, after deducting expenses. Of these net proceeds, SIGA anticipates using approximately $4.6 million for research and development and an aggregate of approximately $2.0 million for the pursuit of growth opportunities and general corporate purposes.

Potential Effects of Proposed Issuance

      Dilution


      As of November 21, 2003, MacAndrews & Forbes held 2,578,374 shares of Common Stock and warrants to purchase 1,039,725 shares of Common Stock and the Assignees held an aggregate of 114,583 shares of Common Stock and warrants to purchase an aggregate of 57,291 shares of Common Stock. As a result of the proposed issuance, if approved by SIGA's stockholders, (i) MacAndrews & Forbes will hold 3,856,565 shares of Common Stock and warrants to purchase 1,678,820 shares of Common Stock, (ii) TransTech Pharma will hold an aggregate of 3,472,222 shares of Common Stock and warrants to purchase an aggregate of 1,736,111 shares of Common Stock and (iii) MacAndrews & Forbes, TransTech Pharma and the Assignees will hold in the aggregate 7,443,370 shares of Common Stock and warrants to purchase an aggregate of up to 3,472,222 shares of Common Stock.


      As a result of the proposed issuance to MacAndrews & Forbes and TransTech Pharma of the Tranche C Shares and Tranche C Warrants, if approved by SIGA's stockholders, up to an additional 4,750,413 shares of Common Stock and warrants to purchase an additional 2,375,206 shares of Common Stock will be issued and outstanding, and, if all of the warrants held by MacAndrews & Forbes, TransTech Pharma and the Assignees are fully exercised, the number of shares of Common Stock that will be issued and outstanding would increase substantially. The issuance of such additional shares and any adjustments to the exercise price of the warrants as a result of anti-dilution protection provisions contained therein will significantly dilute the ownership interests and proportionate voting power of the existing stockholders. Such dilution could result in a reduction of SIGA's per share earnings.

      Effect of Actual or Potential Future Exercise Below Market Price

      The issuance of the Tranche C Shares, if approved by SIGA's stockholders, would substantially increase the number of shares of Common Stock that SIGA may issue below the current market price of the Common Stock. The issuance of shares of Common Stock upon exercise of the Tranche C Warrants, including without limitation, shares of Common Stock issuable as a result of anti-dilution protection provisions contained therein (the "Tranche C Warrant Shares"), if approved by SIGA's stockholders, and the issuance of additional shares of Common Stock resulting from anti-dilution protection provisions contained in the Tranche A&B Warrants, upon exercise of the Tranche A&B Warrants (the "Tranche A&B Warrant Shares" and together with the Tranche C Warrant Shares, the "Warrant Shares"), if approved by SIGA's stockholders, could have a depressive effect on the market price of, and reduce trading activity in, the Common Stock by increasing the amount of shares of Common Stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of the Common Stock.

      Certain Purchasers May Become Significant Shareholders

      Upon the issuance of the Tranche C Shares and the Warrant Shares, if approved by SIGA's stockholders, MacAndrews & Forbes, TransTech Pharma and the Assignees could collectively become significant stockholders and as such, could have significant voting power with respect to their shares. As a result, these stockholders or potential stockholders, as the case may be, may be able to affect the outcome of matters brought before the stockholders, including, without limitation, a vote for the election of directors, the approval of mergers and other business combination transactions.

      MacAndrews & Forbes and TransTech Pharma's Right to Designate Directors

      In accordance with and subject to the terms and conditions of the Purchase Agreement and the October Assignment Agreement, SIGA has agreed to use its reasonable best efforts to appoint to its Board of Directors one individual designated by MacAndrews & Forbes and one individual designated by TransTech Pharma at such time as MacAndrews & Forbes and TransTech Pharma shall have invested an aggregate of at least $5,000,000 in SIGA, and for so long as, with respect to the individual designated by MacAndrews & Forbes, MacAndrews & Forbes, together with its affiliates (other than TransTech Pharma), beneficially owns at least 1,700,000 shares of Common Stock and, with respect to the individual designated by TransTech Pharma, TransTech Pharma together with its affiliates (other than MacAndrews & Forbes or its officers or affiliates), beneficially owns at least 1,700,000 shares of Common Stock. In connection therewith, MacAndrews & Forbes has advised SIGA that it intends to designate

Paul G. Savas, and TransTech Pharma has advised SIGA that it intends to designate Adnan M. M. Mjalli, Ph.D., as each of their respective designees for director of SIGA. Assuming MacAndrews & Forbes and TransTech Pharma make the required investments described above, SIGA intends to cause Mr. Savas and Dr. Mjalli to be elected to the Board of Directors.

Description of Securities

      Common Stock

      Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor, subject to any preferential dividend rights of any outstanding shares of Preferred Stock. Upon the liquidation, dissolution or winding up of SIGA, the holders of Common Stock are entitled to receive ratably the net assets of SIGA available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which SIGA may designate and issue in the future.

      Series A Preferred Stock

      Holders of Series A Preferred Stock are entitled to (i) cumulative dividends at the annual rate of 6% payable when and if declared by the Board of Directors; (ii) in the event of liquidation of SIGA, receive $1.4375 per share (subject to certain adjustments) plus all accrued but unpaid dividends; (iii) convert each share of Series A Preferred Stock to a number of fully paid and non-assessable shares of Common Stock as calculated by dividing $1.4375 by the conversion price of $1.4375 per share (subject to certain adjustments); and (iv) vote with the holders of other classes of shares on an as converted basis.

      Warrants

      As of the date hereof, SIGA has issued to MacAndrews & Forbes and the Assignees warrants to purchase up to an aggregate of 1,097,016 shares of Common Stock and, subject to the approval of SIGA's stockholders, will issue to MacAndrews & Forbes and TransTech Pharma additional warrants to purchase up to an aggregate of 2,375,206 shares of Common Stock. SIGA has reserved an equivalent number of shares of Common Stock for issuance upon exercise of these warrants. The warrants may be exercised until the seventh anniversary of the date of such issuance. The initial exercise price applicable to the warrants will be $2.00 per share. The warrants may be exercised, in whole or in part, on a cashless basis. The warrants contain provisions that protect their holders against dilution by adjustment of the exercise price and number of shares issuable upon exercise on the occurrence of specific events, such as stock dividends or other changes in the number of SIGA's outstanding shares except for shares issued under certain circumstances, including, without limitation, pursuant to a public offering or an employee stock option plan or stock incentive plan. No holder of these warrants will possess any rights as a stockholder unless the warrants are exercised. The holders of the warrants will be entitled to certain registration rights to register the shares underlying the warrants as set forth in the Registration Rights Agreement.

Stockholder Approval Required

      The Common Stock is listed on The Nasdaq SmallCap Market and as a result, SIGA is subject to the rules of the NASD. Rule 4350(i)(1)(D) of the NASD requires an issuer to obtain stockholder approval in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In addition, Rule

4350(i)(1)(B) of the NASD requires an issuer of stock to obtain stockholder approval prior to the issuance of designated securities when the issuance or potential issuance will result in a change of control of the issuer.

      The issuance to MacAndrews & Forbes and TransTech Pharma of the Tranche C Shares and the Tranche C Warrants, together with prior issuances to MacAndrews & Forbes and the Assignees of the Tranche A&B Shares and the Tranche A&B Warrants, assuming immediate exercise of all of such warrants, would result in an issuance of approximately 68.5% of shares of Common Stock outstanding prior to the issuance of such securities. Moreover, as a result of certain anti-dilution protection provisions contained in all of such warrants, there is no limit on the aggregate number of shares of Common Stock that could be issued upon exercise thereof and any issuance upon such exercise, together with the issuance of the shares of Common Stock described above, could result in an issuance of more than 68.5% of shares of Common Stock outstanding prior to the issuance thereof.

      Since the proposed issuance of the Tranche C Shares and the Tranche C Warrants, together with the prior issuance of the Tranche A&B Shares and the Tranche A&B Warrants, and the potential issuance of shares of Common Stock upon exercise of all such warrants, would result in an issuance of more than 20% of the shares of Common Stock outstanding before such issuance and such issuances would result in a change in control of SIGA, the proposed issuance of the Tranche C Shares, the Tranche C Warrants and the Warrant Shares must be approved by a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE ISSUANCE OF THE TRANCHE C SHARES, TRANCHE C WARRANTS, AND THE WARRANT SHARES, WHICH WILL RESULT IN (I) THE ISSUANCE OR POTENTIAL ISSUANCE OF SHARES REPRESENTING 20% OR MORE OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING BEFORE SUCH ISSUANCE OR (II) A CHANGE OF CONTROL OF SIGA.

                                 PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 7,500,000 SHARES TO 10,000,000 SHARES

      The SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan was initially adopted in 1996 and was subsequently amended in 1998, 1999 and 2000 to increase the number of shares of Company Stock with respect to which awards may be granted thereunder. An amendment and restatement of such plan was adopted by the Board of Directors on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001, which amendment and restatement, among other things, renamed such plan the "SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan." The amendment and restatement of such plan was approved by SIGA's stockholders at an annual meeting on August 15, 2001.


      An aggregate of 7,500,000 shares of Common Stock have been reserved for issuance under the Plan. As of November 21, 2003, options to purchase an aggregate of 6,913,811 shares of Common Stock had been issued under the Plan. Accordingly, as of November 21, 2003, 586,189 shares remained available for issuance under the Plan.


      In November 2003, the Board of Directors approved an amendment to the Plan to increase the maximum number of shares of Common Stock available for issuance thereunder from 7,500,000 shares to 10,000,000 shares. Such amendment shall become effective upon approval of this Proposal No. 4 by SIGA's stockholders.

      The Board of Directors believes that increasing the maximum number of shares of Common Stock available for issuance under the Plan from 7,500,000 shares to 10,000,000 is in the best interests of SIGA and its stockholders. The proposed amendment to the Plan reflects the Board of Directors' determination that ensuring the continued availability of a sufficient number of options available for grant under the Plan is important to SIGA's ongoing and continuing efforts to attract and retain key senior management personnel and to increase the interest of executive officers of SIGA in the success of SIGA's business.


      The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix E.


Description of the Plan

      The purposes of the Plan are to attract and retain the best available personnel, to provide an additional incentive to SIGA's employees, consultants and non-employee directors and to promote the success of SIGA's business.

      The Plan provides that it is to be administered by a committee appointed by the Board of Directors, comprised of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code. The Board of Directors has appointed the Compensation Committee to administer the Plan. However, with respect to the non-employee members of the Board of Directors and any individuals that are not reasonably expected to be "covered employees" under
Section 162(m) of the Code or in any other situation that the Board of Directors elects, the entire Board of Directors may act as the Compensation Committee. The Compensation Committee designates the persons to receive options, the number of shares subject to each option and the terms of the options, including the option's price and period of exercisability, subject to certain limitations and as permitted by the Plan.

      The maximum number of shares of Common Stock currently available for issuance under the Plan is 7,500,000 shares, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Shares of Common Stock subject to options granted under the Plan that expire or terminate are available for options to be issued under the Plan. The Plan provides that no individual may be granted options with respect to more than 4,900,000 shares in any calendar year.

      Eligibility

      Options may be granted to (i) officers and salaried employees of SIGA and its subsidiaries (including salaried employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors, (iii) such consultants to SIGA as the Compensation Committee shall select in its sole discretion and (iv) any other key persons, as determined by the Compensation Committee in its sole discretion. For this purpose, an employee means an individual who is (or is expected to be) classified as an employee of SIGA for purposes of SIGA's payroll. The granting of Options is discretionary, and SIGA cannot determine the number or type of Options that will be granted in the future to any particular person or group. The Plan provides that non-employee directors may be granted options in the discretion of the Board of Directors.

      Options

      The Plan provides for the grant of (i) stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("NQSOs") and (ii) stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs" and together with NQSOs, the "Options"). Each Option shall be evidenced by an "Option Agreement" containing such terms and conditions as the Compensation Committee shall determine.

      Non-Qualified Stock Options. The exercise price-per-share of each NQSO shall be determined by the Compensation Committee on the date of grant, but shall not be less than that required by law. Each Option Agreement shall set forth the vesting schedule for the Option. Unless the Option Agreement provides for pre-vesting exercise, as described below, an NQSO first shall become exercisable when, and to the extent that, it is vested, and shall remain exercisable until the tenth anniversary of the date the NQSO was granted. The exercise price shall be paid in cash or, unless provided otherwise in the applicable Option Agreement, in shares of Common Stock valued at their fair market value on the date of exercise or by means of a cashless exercise in which some or all of the shares to be granted upon the exercise are sold to provide the exercise price, or, at the discretion of the Compensation Committee, by such other provision as the Compensation Committee may from time to time prescribe. In addition, SIGA, in its sole discretion, may lend, with full recourse, the exercise price to the participant or guarantee a loan from a third party to the participant.

      The following treatment applies to NQSOs in the event of a participant's termination of employment, unless the Option Agreement provides otherwise: To the extent that the option was not exercisable at the time of termination, it shall expire at the close of business (the commencement of business in the case of a termination for Cause, as defined in the Plan) on the date of termination. To the extent that the option was exercisable at the time of termination, it shall expire on the earlier of the expiration of its term and (i) 90 days after the termination of employment, if the termination was any reason other than "Cause," "Disability" (as defined in the Plan) or death and (ii) one year after the termination of employment if the termination was by reason of Disability or death. In the case of a termination of employment for Cause, the option shall expire as of the commencement of business of the effective date of the termination.

      Incentive Stock Options. Generally, ISOs are options that may provide a participant with certain federal income tax benefits that are not available with NQSOs, provided that the participant holds the shares acquired upon exercise of the ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The rules for ISOs under the Plan are the same as with respect to NQSOs, except as follows:

            1.    ISOs may only be granted to employees.

            2. The exercise price-per-share of each ISO must be at least the fair market value of a share of Common Stock on the date on which such ISO is granted.

            3. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of SIGA is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of Common Stock at the time any such ISO is granted and (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

            4. The aggregate fair market value (determined on the grant date) of shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year under the Plan or any other plan of SIGA or its subsidiaries may not exceed $100,000.

      Reload Options. The Plan provides that in certain circumstances, the Compensation Committee may include in an Option Agreement evidencing an option (the "Original Option") a provision that a "reload option" shall be granted to the participant if such participant delivers shares of Common Stock in partial or full payment of the exercise price of the Original Option. The reload option will relate to a number of shares of Common Stock equal to the number of shares of Common Stock delivered, and will have an exercise price-per-share equal to the fair market value of a share of Common Stock on the date of the exercise of the Original Option.

      Pre-Vesting Exercise. The Plan provides that the Compensation Committee, in an Option Agreement, may permit a participant to exercise an ISO or NQSO before it is vested. The shares of Common Stock that the participant receives upon such pre-vesting exercise will be subject to certain restrictions. The participant may not transfer the shares until they vest and if the participant's employment with SIGA terminates for any reason, any unvested shares will be forfeited and SIGA will repay the exercise price to the participant.

      Transferability of Options

      Options granted under the Plan are exercisable during the participant's lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution.

      Forfeiture of Gain in Certain Events

      The Plan provides that if, within one year after a participant exercises an Option, the Compensation Committee determines in its discretion that SIGA has been materially harmed by the participant, whether such harm (a) results in the participant's termination of employment for Cause or (b) results from any activity of the participant determined by the Compensation Committee to be in competition with any activity of SIGA, or otherwise inimical, contrary or harmful to SIGA's interests (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against SIGA's interests), then any gain realized by the participant from the exercise shall be paid by the participant to SIGA upon notice from SIGA. Such gain shall be determined as of the date of exercise, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. SIGA shall have the right to offset such gain against any amounts otherwise owed to the participant by SIGA (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

      Certain Corporate Changes

      The Plan provides for an adjustment in the number of shares of Common Stock available to be issued under the Plan and the number of shares of Common Stock subject to existing options upon any change in SIGA's capitalization, stock dividend or split, reverse stock split, merger, consolidation, combination or exchange of shares and certain other similar events.

      Amendment and Termination

      The Board of Directors may suspend, discontinue, revise or amend the Plan at any time and in any respect, subject to stockholder approval to the extent necessary to comply with applicable law and listing requirements. Generally, no amendment to the Plan may reduce a participant's rights under any previously granted Option without the participant's prior written consent.

      Limitations Imposed by Section 162(m)

      If and to the extent that the Compensation Committee determines that SIGA's federal tax deduction in respect of an Option may be limited as a result of Section 162(m) of the Code, the Compensation Committee may delay payments to the participant with respect to the option and, in exchange, the Compensation Committee shall credit to an account on the books and records of SIGA a cash amount equal to the fair market value of the shares of Common Stock subject to such option (a "Book Account"). The amounts credited to the Book Account will be paid to the participant within thirty days after the date the compensation paid to the participant no longer is subject to the deduction limitation under
Section 162(m) of the Code.

      Summary of Federal Tax Consequences

      The following description of the principal federal income tax consequences of Options under the Plan is based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with Options under the Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary.

      Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQSO is granted, nor will SIGA be entitled to a federal tax deduction at that time.

      When an optionee exercises an NQSO, other than a pre-vesting exercise, the optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value on the exercise date of the Common Stock received as a result of such exercise over (b) the option exercise price, and SIGA will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQSO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of the Common Stock received on exercise of the NQSO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on how long the optionee held the Shares after exercising the option. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months is subject to tax at a maximum rate of 15% (5% for individuals in the 10% or 15% tax bracket). The Code currently provides that the tax rate on net long-term capital gain will change in future years: The 15% rate will increase to 20% in 2009 and the 5% rate will decrease to 0% in 2008 and then increase to 10% in 2009.

      If all or any part of the exercise price of an NQSO is paid by the optionee with shares of Common Stock (including, based upon proposed regulations under the Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQSO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued upon the exercise of the NQSO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and SIGA's deduction, will not be affected by whether the exercise price is paid in cash or in shares of Common Stock.

      Pre-Vesting Exercise of an NQSO. If an optionee exercises an NQSO before it is vested, the optionee will not recognize any income and SIGA will not receive a tax deduction until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of exercise). Upon lapse or release of such restrictions (i.e., when the shares vest), the optionee generally will include in gross income an amount equal to the fair market value of the shares at the time they vested, less the exercise price paid for them, and SIGA will be entitled to a tax deduction in the same amount. The optionee's tax basis in the shares will equal their fair market value on the date the shares vested. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above.

      Pursuant to Section 83(b) of the Code, an optionee who exercises an option before it is vested may, within 30 days of exercise, elect to be taxed at ordinary income tax rates on the fair market value at the time of exercise of the Common Stock acquired through the pre-vesting exercise. If the election is made, the optionee will acquire a tax basis in the shares equal to the ordinary income recognized by the optionee at the time of award plus any amount paid for the shares, and SIGA will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which an optionee previously made a
Section 83(b) election, the optionee will not be entitled to a loss deduction, unless the amount the optionee received upon forfeiture was less than the exercise price the optionee previously paid for such stock.

      Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares, as described in the discussion of NQSOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQSO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQSO.

      If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short- term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the shares were acquired through a pre-vesting exercise of the ISO, the portion of the income that is treated as compensation to the optionee, taxable as ordinary income, is the excess of the fair market value of the shares at the time they vested over the exercise price and the balance (if any) will be long- or short-term capital gain. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

      If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

      SIGA is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, SIGA will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of SIGA in which the disqualifying disposition occurs.

      Deduction Limit under Section 162(m) of the Code. In general, Section 162(m) of the Code (the "Million-Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. Grants of options generally will be eligible for an exception to the Million-Dollar Limit applicable to certain qualified "performance-based compensation." In addition, the Plan permits the Compensation Committee to defer payments to covered employees until such individuals are no longer covered employees with respect to the Section 162(m) limitations. Consequently, it would appear that SIGA's deduction for such amounts would be preserved.

      Withholding of Taxes. Whenever a participant is required to recognize compensation income taxable as ordinary income in connection with an Option, SIGA may be obligated to withhold amounts for the payment of federal, state and local taxes. SIGA may withhold (i) an amount in cash sufficient to satisfy its withholding obligations (when the income is recognized through the receipt of cash) or (ii) a number of shares, the fair market value of which is sufficient to satisfy such withholding requirements. Additionally, SIGA may require that the participant remit to SIGA an amount in cash sufficient to satisfy SIGA's withholding obligations. At the election of the participant and subject to the approval of the Compensation Committee, the participant may satisfy any such withholding obligations by remitting to SIGA shares of Common Stock with a fair market value sufficient to satisfy the withholding obligations.

      Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of an exercise of an option after the termination of a participant's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL (ITEM 4 OF THE ENCLOSED PROXY CARD) OF THE AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 7,500,000 SHARES TO 10,000,000 SHARES.

                              STOCKHOLDER PROPOSALS


      Stockholder proposals to be presented at the 2004 Annual Meeting of Stockholders, for inclusion in SIGA's proxy statement and form of proxy relating to that meeting, must be received by SIGA at its offices in New York, New York, addressed to the Secretary, not later than August 7, 2004. Such proposals must comply with SIGA's By-Laws and the requirements of Regulation 14A of the Securities Exchange Act of 1934 (the "Exchange Act").


      In addition, Rule 14a-4 of the Exchange Act governs SIGA's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to SIGA's 2004 Annual Meeting of Stockholders, if SIGA is not provided notice of a stockholder proposal prior to September 27, 2004, SIGA will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                              SECTION 16 BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires SIGA's officers and directors, and persons who own more than ten percent of a registered class of SIGA's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish SIGA with copies of all Section 16(a) reports that they file.

      Based solely upon review of the copies of such reports furnished to SIGA and written representations from certain of SIGA's executive officers and directors that no other such reports were required, SIGA believes that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with on a timely basis, except that Mr. Konatich belatedly filed in March 2003 a Form 5 due in January 2003.

OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Thomas N. Konatich
                                            ----------------------
                                            Thomas N. Konatich
                                            Secretary


Dated: December 5, 2003

                             SIGA TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JANUARY 8, 2004

      The undersigned hereby appoints Thomas N. Konatich and Dennis E. Hruby, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SIGA Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SIGA Technologies, Inc. to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, on Thursday, January 8, 2004 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED BELOW, AND "FOR" PROPOSAL NOS. 2 THROUGH 4. PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: |X|

1.    To elect eight directors.

      |_|   FOR ALL NOMINEES

      |_|   WITHHOLD AUTHORITY FOR ALL NOMINEES

      |_|   FOR ALL EXCEPT (See instructions below)

      NOMINEES: o Donald G. Drapkin
                o Roger Brent
                o Charles Cantor
                o Thomas E. Constance
                o Bernard L. Kasten Jr.
                o Eric A. Rose
                o Mehmet C. Oz
                o Michael A. Weiner

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in circle next to each nominee you wish to withhold, as shown here: o

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of SIGA Technologies, Inc. for the fiscal year ending December 31, 2003.

      |_| FOR                       |_| AGAINST                    |_| ABSTAIN

3. To approve the issuance to MacAndrews & Forbes Holdings Inc., TransTech Pharma, Inc. and certain other investors of the Tranche C Shares, the Tranche C Warrants and the Warrant Shares, which will result in (i) the issuance or potential issuance of shares representing 20% or more of the total number of shares of Common Stock outstanding before such issuance or
      (ii) a change of control of SIGA.

      |_| FOR                       |_| AGAINST                    |_| ABSTAIN

4. To approve an amendment to the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock available for issuance under the Plan from 7,500,000 shares to 10,000,000 shares.

      |_| FOR                       |_| AGAINST                    |_| ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

____________________________________________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

Signature of Stockholder: ______________________________________________________
Date: ________________

Signature of Stockholder: ______________________________________________________
Date: ________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHERE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY-IN-FACT, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                                      APPENDIX A


                          SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of August 13, 2003, by and between SIGA Technologies, Inc., a Delaware corporation (the "Company"), and MacAndrews & Forbes Holdings Inc., a Delaware corporation (the "Purchaser"). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 1 of this Agreement.

                               W I T N E S S E T H

      WHEREAS, the Company desires to issue and to sell to the Purchaser, and the Purchaser desires to purchase from the Company, the Shares (as hereinafter defined) and the Warrants (as hereinafter defined), all in accordance with the terms and provisions of this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

      1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings specified for all purposes of this Agreement. Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 1, shall be construed in accordance with GAAP.

            "Affiliate" means, with respect to any specified Person, (i) any other Person 50% or more of whose outstanding voting securities are, directly or indirectly, owned, controlled or held with the power to vote by such specified Person or (ii) any other Person, directly or indirectly, controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person by virtue of ownership of voting securities, by contract or otherwise.

            "Aggregate Purchase Price" means, for each tranche, the Per Share Purchase Price multiplied by the Shares to be purchased and sold in such tranche.

            "Agreed Allocation" has the meaning assigned to it in Section 3(c) hereof.

            "Agreement" means this Agreement.

            "Balance Sheet" has the meaning assigned to it in Section 5.6 hereof.

            "Benefit Plans" has the meaning assigned to it in Section 5.19(a) hereof.

            "Board of Directors" means the board of directors of the Company.

            "Certifications" has the meaning assigned to it in Section 5.7 hereof.

            "Closing" has the meaning assigned to it in Section 4(a) hereof.

            "Closing Date" has the meaning assigned to it in Section 4(a) hereof.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Common Stock" has the meaning assigned to it in Section 2 hereof.

            "Company" has the meaning assigned to it in the introductory paragraph of this Agreement.

            "Company Intellectual Property" has the meaning assigned to it in
Section 5.9(a) hereof.

            "Company Recommendation" has the meaning assigned to it in Section
7.3 hereof.

            "Company Recommendation Change" has the meaning assigned to it in
Section 7.3 hereof.

            "Confidentiality Letter Agreement" has the meaning assigned to it in
Section 7.5(a) hereof.

            "Encumbrances" has the meaning assigned to it in Section 5.4 hereof.

            "ERISA" has the meaning assigned to it in Section 5.19(a) hereof.

            "ERISA Affiliate" has the meaning assigned to it in Section 5.19(a) hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "FDA" has the meaning assigned to it in Section 5.22 hereof.

            "FDCA" has the meaning assigned to it in Section 5.22 hereof.

            "Financial Statements" has the meaning assigned to it in Section 5.6 hereof.

            "GAAP" means United States generally accepted accounting principles consistently applied.

            "Governmental Entity" means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

            "Intellectual Property" means trademarks, service marks, trade names, Internet domain names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations and applications related to the foregoing (collectively, "Trademarks"); patents and industrial designs (including any continuations, divisionals, continuations-in-part, renewals, reissues, and applications for any of the foregoing); copyrights (including any registrations and applications for any of the foregoing) and all content and information contained on any website; Software; "mask works" (as defined under 17 USC ss. 901) and any registrations and applications for "mask works;" and technology, trade secrets and other confidential information, know-how, inventions, proprietary processes, formulae, algorithms, models, and methodologies (collectively, "Trade Secrets").

            "Knowledge of the Company" has the meaning assigned to it in Section 5.9(c) hereof.

            "Knowledge of the Company's Subsidiaries" has the meaning assigned to it in Section 5.9(c) hereof.

            "Life Science Product" has the meaning assigned to it in Section
5.22 hereof.

            "M & F Representatives" has the meaning assigned to it in Section 7.7(a) hereof.

            "Material Adverse Effect" has the meaning assigned to it in Section
5.1 hereof.

            "NASD Rule 4350" has the meaning assigned to it in Section 4(c) hereof.

            "Notification Period" has the meaning assigned to it in Section 7.12 hereof.

            "Option Notice" has the meaning assigned to it in Section 3(b) hereof.

            "Per Share Purchase Price" has the meaning assigned to it in Section 3(a) hereof.

            "Permitted Transferee" has the meaning assigned to it in Section
10.5 hereof.

            "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, Governmental Entity or other entity.

            "Preferred Stock" has the meaning assigned to it in Section 5.3(a) hereof.

            "Proxy Statement" has the meaning assigned to it in Section 7.2 hereof.

            "Purchaser" has the meaning assigned to it in the introductory paragraph of this Agreement.

            "Registration Rights Agreement" means the Registration Rights Agreement in the form attached hereto as Exhibit B.

            "Required Stockholder Approval" has the meaning assigned to it in
Section 5.5 hereof.

            "SEC" means the U.S. Securities and Exchange Commission.

            "SEC Documents" has the meaning assigned to it in Section 5.7 hereof.

            "Securities" has the meaning assigned to it in Section 2 hereof.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Shares" has the meaning assigned to such term in Section 2 hereof.

            "Software" means any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code or object code form, (b) computerized databases and compilations, including any and all data and collections of data, and (c) all documentation, including user manuals and training materials, relating to any of the foregoing.

            "Stockholders' Meeting" has the meaning assigned to it in Section
7.3 hereof.

            "Subsidiary" means, with respect to any Person, any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by such Person or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

            "Tax" or "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, severance, stamp, occupation, premium, windfall profits, customs, duties, franchise, withholding, social security, unemployment, real property, personal property, sales, use, transfer, value added, estimated or other tax of any kind whatsoever, including any interest, penalties or additions thereto.

            "Tax Return" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

            "Tranche A" has the meaning assigned to it in Section 3(a) hereof.

            "Tranche A Shares" has the meaning assigned to it in Section 3(a) hereof.

            "Tranche A Warrants" has the meaning assigned to it in Section 3(a) hereof.

            "Tranche B" has the meaning assigned to it in Section 3(b) hereof.

            "Tranche B Closing" has the meaning assigned to it in Section 4(c) hereof.

            "Tranche B Closing Date" has the meaning assigned to it in Section 4(c) hereof.

            "Tranche B Shares" has the meaning assigned to it in Section 3(b) hereof.

            "Tranche B Warrants" has the meaning assigned to it in Section 3(b) hereof.

            "Transaction Documents" has the meaning assigned to it in Section
5.1 hereof.

            "Unaudited Balance Sheets" has the meaning assigned to it in Section
5.6 hereof.

            "Unaudited Financial Statements" has the meaning assigned to it in
Section 5.6 hereof.

            "Warrants" has the meaning assigned to it in Section 2 hereof.

            "Warrant Shares" has the meaning assigned to it in Section 2 hereof.

      2. Authorization of the Securities. The Company has authorized, subject to compliance with NASD Rule 4350, (i) the issuance and sale of an aggregate of up to 6,944,444 shares (the "Shares") of its common stock, par value $0.0001 per share (the "Common Stock"), (ii) the issuance of warrants (the "Warrants") to purchase an aggregate of up to 3,472,222 shares of Common Stock and (iii) the reservation for issuance, and issuance upon exercise of the Warrants, of up to 3,472,222 Warrant Shares (as defined in this Section 2). The Warrants will have the rights, preferences and privileges set forth in the form of Warrant attached hereto as Exhibit A. The shares of Common Stock that may be purchased upon exercise of the Warrants are sometimes referred to herein as the "Warrant Shares." The Shares, the Warrants, and the Warrant Shares are sometimes referred to herein collectively as the "Securities."

      3. Sale and Purchase of the Securities. Upon the terms and subject to the conditions contained herein:

            (a) The Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, in the first tranche ("Tranche A"), (i) 694,444 Shares (the "Tranche A Shares"), at a purchase price of $1.44 per share (appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event, the "Per Share Purchase Price"), and (ii) for no additional consideration, Warrants to purchase 347,222 Warrant Shares (the "Tranche A Warrants").

            (b) At the Purchaser's option, exercisable at any time and from time to time within 60 days of the date hereof (or, if such day is not a business day, then the next immediately following business day), upon five business days' written notice (the "Option Notice"), subject to the conditions set forth in
Section 8 hereof, the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, in the second tranche ("Tranche B") (i) up to 6,250,000 Shares (the "Tranche B Shares"), at the Per Share Purchase Price and
(ii) for no additional consideration, a pro rata number of Warrants to purchase up to 3,125,000 Warrant Shares (the "Tranche B Warrants")

            (c) The Company will not make any allocation of such Per Share Purchase Price between the Shares and the Warrants without the Purchaser's concurrence thereto in writing (the "Agreed Allocation") and shall prepare and file all Tax Returns on a basis consistent with the Agreed Allocation and shall take no position inconsistent with the Agreed Allocation in any proceeding before any taxing authority or for any other Tax purpose, unless otherwise required to do so by applicable law.

      4. Closings.(a) The closings (each, a "Closing") of the sales to, and purchases by, the Purchaser of the Shares and the Warrants shall occur at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522, on the third business day after the satisfaction or waiver of all of the conditions to such Closing set forth in Section 8 hereof or at such other time and place as the Company and the Purchaser may agree (each, a "Closing Date").

            (b) On the date hereof, the Company shall deliver to the Purchaser one or more certificates evidencing the (x) Tranche A Shares and (y) Tranche A Warrants, each of which shall be in such denominations as shall be specified in writing by the Purchaser and shall be registered in the name of the Purchaser or a Permitted Transferee, against delivery to the Company of the Aggregate Purchase Price for such Tranche A Shares (the Tranche A Warrants to be issued for no additional consideration), payable by delivery of a certified or official bank check or by wire transfer of immediately available funds to an account that the Company is designating in writing to the Purchaser on the date hereof.

            (c) At each Closing, if any, constituting all or a portion of the Tranche B (the "Tranche B Closing"), which shall occur, subject to the terms and conditions contained herein, no more than five business days following delivery of an Option Notice (the "Tranche B Closing Date"), the Company shall deliver to the Purchaser one or more certificates evidencing the applicable number of (x) Tranche B Shares set forth in the applicable Option Notice and (y) Tranche B Warrants to purchase the applicable number of Warrant Shares set forth in the applicable Option Notice, each of which shall be in such denominations as shall be specified in the Option Notice by the Purchaser and shall be registered in the name of the Purchaser or a Permitted Transferee, against delivery to the Company of the Aggregate Purchase Price for such Tranche B Shares (the Tranche B Warrants to be issued for no additional consideration), payable by delivery of a certified or official bank check or by wire transfer of immediately available funds to an account that the Company will designate in writing to the Purchaser at least two business days prior to the applicable Tranche B Closing Date; provided, however, that in the event the number of Shares and Warrants to be issued at a Tranche B Closing would, when aggregated with all other Shares and Warrants previously issued to the Purchaser, exceed the number of Shares and Warrants permitted to be issued by the Company without stockholder approval pursuant to Nasdaq MarketPlace Rule 4350, as amended from time to time ("NASD Rule 4350"), then, first, such number of Shares and Warrants as may be issued without the Required Stockholder Approval (as defined herein) shall be issued on the Tranche B Closing Date, and, second, immediately following receipt of the Required Stockholder Approval of such issuance, such number of Shares and Warrants shall be issued such that following such Closing, the aggregate number of Shares and Warrants issued in Tranche B shall equal the aggregate number of Securities specified in all Option Notices; provided, further, that the Purchaser may elect in the Option Notice that the Tranche B Closing shall only take place, if at all, immediately following receipt of the Required Stockholder Approval; provided, further, that in the event the Purchaser makes such an election, it may at any time elect to amend its Option Notice to reduce the number of Shares and Warrants to be purchased and sold in Tranche B so at to obviate the need for the Required Stockholder Approval.

      5. Representations and Warranties by the Company. The Company represents and warrants to the Purchaser as follows:

            5.1 Organization. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
(b) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect, (c) has its principal place of business and chief executive office at 420 Lexington Avenue, Suite 601, New York, New York 10170, and (d) has the requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted. For purposes of this Agreement, "Material Adverse Effect" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement, the Warrants or the Registration Rights Agreement (collectively, the "Transaction Documents"), or (iii) the financial condition, properties, assets, liabilities, business or operations of the Company and its Subsidiaries, taken as a whole.

            5.2 Authorization; Enforceability. The Company has the requisite corporate power and authority to enter into this Agreement and the other Transaction Documents to which it is a party. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company, subject to compliance with NASD Rule 4350. This Agreement has been duly and validly executed and delivered by the Company and, when executed, each other Transaction Document to which it is a party will be duly and validly executed and delivered by the Company, and, assuming due and valid execution and delivery by the Purchaser, constitute or will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies.

            5.3 Capitalization.

                  (a) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share ("Preferred Stock"). As of the date hereof, without giving effect to the consummation of the transactions contemplated herein, there are outstanding 16,455,238 shares of Common Stock and 72,992 shares of Preferred Stock and the Company has no other shares of capital stock authorized, issued or outstanding.

                  (b) Except as set forth on Schedule 5.3, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock, nor are any such issuances or arrangements contemplated, (ii) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Shares and Warrants in accordance with the terms of this Agreement or the issuance of the Warrant Shares in accordance with the Warrants,
(iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof and
(iv) the Company has not reserved any shares of capital stock for issuance pursuant to any stock option plan or similar arrangement. The capitalization of the Company, including, without limitation, the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares that have been reserved for issuance at the Tranche B Closing or upon exercise of the Warrants is set forth on Schedule 5.3.

            5.4 Due Issuance and Authorization of Capital Stock. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. The Securities have been duly authorized and upon issuance in accordance with the terms of this Agreement or the Warrants (as applicable), all such Securities will be duly authorized, validly issued, fully paid and nonassessable, subject to compliance with NASD Rule 4350. The sale and delivery of the Shares and the Warrants to the Purchaser pursuant to the terms hereof, and the issuance of the Warrant Shares to the Purchaser upon exercise of the Warrants, will vest in the Purchaser legal and valid title to such Securities, free and clear of any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow equity or other encumbrance other than those either (i) created under applicable securities law or (ii) by the Purchaser or Permitted Transferee (collectively, "Encumbrances").

            5.5 Consents. Neither the execution, delivery or performance of this Agreement or any other Transaction Document by the Company, nor the consummation by it of the obligations and transactions contemplated hereby or thereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Securities) requires any material consent of, authorization by, exemption from, filing with or notice to any governmental authority or any other Person, other than (a) in the event that the number of Shares and Warrants to be issued at a Tranche B Closing would exceed the number of Shares and Warrants permitted to be issued without stockholder approval pursuant to NASD Rule 4350, the affirmative vote of the majority of shares of

Common Stock present in person or represented by proxy at the Stockholders' Meeting (as defined below) and entitled to vote to approve the offering and issuance of the Shares and Warrants pursuant to NASD Rule 4350 (the "Required Stockholder Approval"), and (b) the filings under applicable securities laws required to comply with the Company's registration obligations under the Registration Rights Agreement.

            5.6 Financial Statements. The audited consolidated balance sheet of the Company as of December 31, 2002 (the "Balance Sheet"), and audited consolidated statements of income and retained earnings and cash flows of the Company for the year ended December 31, 2002 (collectively with the Balance Sheet, the "Financial Statements"), together with an unqualified opinion thereon from the Company's independent accountants, are contained in the Company's SEC Documents (as defined below). The Company has caused to be delivered to the Purchaser (to the extent not already contained in the SEC Documents) unaudited consolidated balance sheets of the Company as of March 31, 2003 and as of June 30, 2003 (the "Unaudited Balance Sheets") and unaudited consolidated statements of income and retained earnings and cash flows of the Company for the three months ended March 31, 2003 and the six months ended June 30, 2003 (collectively with the Unaudited Balance Sheet, the "Unaudited Financial Statements"). The Financial Statements and Unaudited Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (x) as may be otherwise indicated in such financial statements or the notes thereto, or (y) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject, in the case of Unaudited Financial Statements, to immaterial year-end audit adjustments).

            5.7 SEC Documents. Since March 31, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, the NASD Rules and the rules and regulations of the Frankfurt Stock Exchange (all of the foregoing filed prior to the date hereof and after March 31, 2001, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered or otherwise made available to the Purchaser true and complete copies of the SEC Documents, except the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The acting chief executive officer and the chief financial officer of the Company has signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the "Certifications"). Such Certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn, and neither the Company nor any of it officers has received notice from any Governmental Entity questioning or challenging the accuracy, completeness, content, form or manner of filing or submission of such Certifications. Since the adoption of the Sarbanes-Oxley Act, the Company has complied in all material respects with the laws, rules and regulations thereunder. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.

            5.8 No Conflicts. The execution, delivery and performance of this Agreement and each other Transaction Document, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) will not (a) result in a violation of the certificate of incorporation or by-laws of the Company, (b) except as set forth on Schedule 5.8, materially conflict with or result in the material breach of the terms, conditions or provisions of or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company or any of its Subsidiaries is a party, (c) result in a material violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (d) result in the creation of any material Encumbrance upon any of their assets. The Company is not in violation of its certificate of incorporation or by-laws, and the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would cause the Company or any of its Subsidiaries to be in material default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party.

            5.9 Intellectual Property. The Company and each of its Subsidiaries owns, is licensed to use, or otherwise possesses the right to use the Intellectual Property currently used or planned for use in the conduct of the Company's and each of its Subsidiaries' business (the "Company Intellectual Property"), free and clear of all Encumbrances.

                  (a) Schedule 5.9(b) sets forth a list of (i) all registrations and applications for copyrights, patents, and Trademarks owned or controlled by the Company and each of its Subsidiaries; (ii) material unregistered Trademarks currently used or planned for use in the conduct of the Company's and each of its Subsidiaries' business; (iii) Software (other than readily available commercial software programs having an acquisition price of less than $5,000) currently used or planned for use in the conduct of the Company's and each of its Subsidiaries' business.

                  (b) Except as set forth on Schedule 5.9(c), the Company or a Subsidiary is listed in the records of the appropriate United States, state, or foreign registry as the sole current owner of record for each registration and application for copyright, patent, and Trademark specified as owned by the Company or a Subsidiary, and such registrations and applications have been duly maintained, are subsisting, in full force and effect, have not been cancelled, expired or abandoned, and to the Knowledge of the Company and the Knowledge of the Company's Subsidiaries, valid and enforceable. When representations or warranties in this Agreement are qualified to the "Knowledge of the Company" or to the "Knowledge of the Company's Subsidiaries," they are given by the Company or each of its Subsidiaries, as the case may be, only to the extent of the actual knowledge of the Company or its Subsidiaries, respectively, without any obligation of inquiry and shall be deemed to be qualified in all respects by such facts as Thomas N. Konatich, Dennis E. Hruby or Susan K. Burgess know as a result of their participation in the business of the Company or its Subsidiaries, respectively, prior to the date such representations or warranties are made.

                  (c) Except as set forth on Schedule 5.9(d), neither the Company nor any of its Subsidiaries has received written notice from any third party regarding any actual or potential infringement, misappropriation, dilution, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such third party, and to the Knowledge of the Company and the Knowledge of the Company's Subsidiaries, there is no reasonable basis for such a claim against the Company or any of its Subsidiaries.

                  (d) Except as set forth on Schedule 5.9(e), there are no oppositions, cancellations, invalidity proceedings, re-examination proceedings, suits, arbitrations, or threatened claims pending or for which notice has been provided or, to the Knowledge of the Company, threatened, challenging the Company's or any of its Subsidiaries' ownership of, right to use, or the validity or enforceability of any Company Intellectual Property.

                  (e) Except as set forth on Schedule 5.9(f), there are no settlements, forbearances to sue, consents, judgments, or orders or similar obligations which (i) restrict the Company's or any of its Subsidiaries' right to use any Company Intellectual Property, (ii) restrict the Company's or any of its Subsidiaries' businesses in order to accommodate a third party's intellectual property rights or (iii) permit third parties to use any Intellectual Property owned or controlled by the Company or any of its Subsidiaries.

                  (f) To the Knowledge of the Company, no third party is infringing, misappropriating, diluting or otherwise violating any Company Intellectual Property.

                  (g) Except as set forth on Schedule 5.9(h), the consummation of the transactions contemplated by this Agreement will not result in the loss or impairment by the Company or any of its Subsidiaries of any rights to Company Intellectual Property, nor will such consummation require the consent of or payment to any third party in respect of any Company Intellectual Property.

                  (h) The Company and each of its Subsidiaries take reasonable and prudent measures to protect the confidentiality of Trade Secrets, including requiring their employees, contractors and agents and other parties having access thereto to execute written non-disclosure agreements. No Trade Secret has been disclosed or authorized to be disclosed to any third party other than pursuant to a written non-disclosure agreement that adequately protects the Company's and the applicable Subsidiary's proprietary rights in and to such Trade Secrets. To the Knowledge of the Company and the Knowledge of each of its Subsidiaries, no party to any non-disclosure agreement relating to its Trade Secrets is in breach or default thereof.

                  (i) All Intellectual Property owned by the Company or a Subsidiary was either developed by employees of the Company or a Subsidiary within the scope of their employment, or by independent contractors who have properly assigned all of their rights to the Company or a Subsidiary pursuant to written agreements. To the Knowledge of the Company, no current or former stockholder, partner, director, officer, employee, contractor, agent, or consultant of the Company or a Subsidiary will, after giving effect to the transactions contemplated herein, own any of the Intellectual Property the Company or any of its Subsidiaries purports to own.

                  (j) All Trademarks owned or controlled by the Company or any of its Subsidiaries have been in continuous use by the Company or its Subsidiaries, and the Trademarks listed in Schedule 5.9(k) for which the Company or any of its Subsidiaries has obtained or applied for a registration have been continuously used in the form appearing in, and in connection with the goods and services listed in, their respective registration certificates. To the Knowledge of the Company, there has been no prior use of such Trademarks by any third party which would confer upon said third party superior rights in such Trademarks. The Company and its Subsidiaries have adequately policed the material Trademarks owned or controlled by the Company or any of its Subsidiaries against third party infringement so as to maintain the validity of such Trademarks.

            5.10 Material Contracts. Each material contract of the Company and its Subsidiaries is listed on Schedule 5.10 hereof. Each such contract is the legal, valid and binding obligation of the Company, enforceable against the Company and/or such Subsidiary, as the case may be, in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies. There has not occurred any breach, violation or default or any event that, with the lapse of time, the giving of notice or the election of any Person, or any combination thereof, would constitute a material breach, violation or default by the Company or a Subsidiary, as the case may be, under any such contract or, to the Knowledge of the Company, by any other Person to any such contract. Neither the Company nor any of its Subsidiaries has been notified that any party to any material contract intends to cancel, terminate, not renew or exercise an option under any material contract, whether in connection with the transactions contemplated hereby or otherwise. The Company is not materially restricted by agreement from carrying on its business anywhere in the world.

            5.11 Right of First Refusal; Voting and Registration Rights. Other than as provided for herein, no party has any right of first refusal, preemptive right, right of first offer, right of co-sale or other similar right regarding the Company's securities. There are no provisions of the certificate of incorporation or the by-laws of the Company or any of its Subsidiaries, no agreements to which the Company or any of its Subsidiaries is a party and no agreements by which the Company, any of its Subsidiaries or the Securities are bound, which (a) may affect or restrict the voting rights of the Purchaser with respect to the Shares or the Warrant Shares in its capacity as a stockholder of the Company, (b) restrict the ability of the Purchaser, or any successor thereto or assignee or transferee thereof, to transfer the Securities, (c) require the vote of more than a majority of the Company's issued and outstanding Common Stock, voting together as a single class, to take or prevent any corporate action, other than those matters requiring a class vote under Delaware law, or
(d) entitle any party to nominate or elect any director of the Company or require any of the Company's stockholders to vote for any such nominee or other Person as a director of the Company in each case, except as provided for in or contemplated by this Agreement. Except as disclosed on Schedule 5.11 or pursuant to the Registration Rights Agreement, the Company is not under any obligation, contractual or otherwise, to register for sale any of its securities under the Securities Act.

            5.12 Form S-3 Eligibility. The Company is currently eligible under the eligibility requirements of General Instruction I to Registration Statement on Form S-3 to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Knowledge of the Company, there exist no facts or circumstances that would reasonably be likely to prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Shares or the Warrant Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

            5.13 No Integrated Offering. Neither the Company, nor any of its Affiliates or any other Person acting on the Company's behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the Securities nor have any of such Persons made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, NASD Rule 4350(i) or any similar rule.

            5.14 Absence of Certain Developments. Since December 31, 2002, neither the Company nor its Subsidiaries have suffered any change or development which has had or could reasonably be likely to have a Material Adverse Effect. Other than the Company's acquisition of certain assets of Plexus Vaccines Inc. and the transactions consummated and business conducted in connection therewith, since December 31, 2002, the Company and its Subsidiaries have conducted their business in the ordinary and usual course consistent with past practices.

            5.15 Undisclosed Liabilities. Except as disclosed on Schedule 5.15 or in the SEC Documents, the Company does not have any liabilities (absolute, accrued, contingent or otherwise) that are, in the aggregate, material to its business, operations or financial condition, except liabilities incurred since the date of the Unaudited Financial Statements in the ordinary course of business and consistent with past practice or liabilities not required under GAAP to be reflected in the Financial Statement or the Unaudited Financial Statements.

            5.16 Litigation. Except as set forth on Schedule 5.16, there is no claim, action, proceeding, lawsuit, inquiry, arbitration or investigation before or by any court, public board, arbitrator, governmental body, agency or official, self-regulatory organization or body including, without limitation, the SEC or the National Association of Securities Dealers, pending or, to the Knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, or their respective properties or their respective directors or officers in their capacities as such which would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.

            5.17 Compliance with Laws. Neither the Company nor any of its Subsidiaries has received notification from any Governmental Entity (a) asserting a material violation of any law, statute, ordinance or regulation or the terms of any judgment, order, decree, injunction or writ applicable to the conduct of its business, (b) threatening to revoke any material license, franchise, permit or government authorization, or (c) restricting or in any way limiting its operations as currently conducted.

            5.18 Taxes.

                  (a) Filing of Tax Returns and Payment of Taxes. The Company and each of its Subsidiaries has duly and timely filed (or has had duly and timely filed on its behalf) with the appropriate taxing authorities all Tax Returns required to be filed through the date hereof, and all such Tax Returns are true, correct and complete in all material respects. The Company and each of its Subsidiaries has paid on a timely basis all material Taxes due and payable. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return, and no written claim has been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

                  (b) Audits, Investigations, Disputes or Claims. No deficiencies for Taxes of the Company or any of its Subsidiaries have been claimed, proposed or assessed in writing against the Company or any of its Subsidiaries by any taxing or other governmental authority that have not been fully paid or finally settled, and an adequate reserve in accordance with GAAP has been established in the books of the Company and its Subsidiaries with respect to any unpaid Taxes. There are no audits, investigations, disputes or claims relating to the Taxes or Tax Returns of the Company or any of its Subsidiaries currently being conducted. Neither the Company nor any of its Subsidiaries has executed a waiver with respect to any statute of limitations relating to the assessment or collection of any Taxes.

                  (c) Prior Affiliated Groups and Other Entity Liability. Neither the Company nor any of its Subsidiaries has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or of any group that has filed a combined, consolidated or unitary Tax Return (other than Tax Returns filed by a group the common parent of which was the Company). Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or
(iv) otherwise.

                  (d) Tax Sharing Agreements. Neither the Company nor any of its Subsidiaries is a party to any Tax sharing agreements or similar arrangements (including indemnity arrangements).

                  (e) No Withholding. The Company and each of its Subsidiaries has, in all material respects, withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party and has filed all material Tax Returns required to be filed with respect thereto.

            5.19 Employee and Benefit Plans.

                  (a) Schedule 5.19(a) lists each deferred compensation, incentive compensation or equity compensation plan; "pension" plan, fund or program (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")); employment, termination or severance agreement; and each other material employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company, any of its Subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with the Company or any of its Subsidiaries would be deemed a "single employer" within the meaning of Section 4001(b) of ERISA, or to which the Company, any of its Subsidiaries or an ERISA Affiliate would reasonably be expected to have any liability, for the benefit of any current or former employee or director of the Company or any of its Subsidiaries (the "Benefit Plans"). No Benefit Plan has terms requiring assumption or any guarantee by the Purchaser.

                  (b) Each Benefit Plan intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified and the trust maintained thereunder is exempt from taxation under Section 501(a) of the Code and no event has occurred that could reasonably be expected to cause a loss of such qualification.

                  (c) Each Benefit Plan has been operated and administered in all material respects in accordance with the terms of such Benefit Plan and with applicable laws, including but not limited to ERISA and the Code.

                  (d) No Benefit Plan is subject to Title IV or Section 302 of ERISA and, in the last six years immediately preceding each Closing Date, none of the Company, any of its subsidiaries nor any ERISA Affiliates has sponsored, maintained or contributed to any employee benefit plan which was subject to Title IV of ERISA.

                  (e) There are no pending, threatened or anticipated material claims by or on behalf of any Benefit Plan, by any employee or beneficiary covered under any such Benefit Plan, or otherwise involving any such Benefit Plan (other than routine claims for benefits).

                  (f) Except as set forth in Schedule 5.19(f), the consummation of the transactions contemplated by this Agreement will not, either alone or in combination with any other event, (i) entitle any current or former employee, officer, director or consultant of the Company, any of its Subsidiaries or any ERISA Affiliate to severance pay, unemployment compensation or any other similar termination payment, or (ii) accelerate the time of payment or vesting, or increase the amount of, or otherwise enhance, any benefit due to any such employee, officer, director or consultant. No amounts payable under any of the Benefit Plans or any other contract, agreement or arrangement with respect to which the Company or any of its Subsidiaries may have any liability could reasonably be expected to fail to be deductible for federal income tax purposes by virtue of Section 162(m) or Section 280G of the Code.

                  (g) Except as set forth in Schedule 5.19(g), no "leased employee" (within the meaning of Section 414(n) of the Code) performs services for the Company or any of its Subsidiaries.

                  (h) The Company has not used the services provided by professional employer organizations, the services or workers provided by contract labor suppliers, temporary employees, "leased employees," or individuals who have provided services as independent contractors in such a way that could reasonably be expected to result in a material liability to the Company by (A) entitling any individual to participate in or receive benefits under any Benefit Plan in which such individual does not currently participate,
(B) resulting in the disqualification of any of any Benefit Plan or the imposition of penalties or excise taxes with respect to the any Benefit Plan by the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation or (C) causing the Company to be liable for any employee benefit plan (within the meaning of Section 3(3) of ERISA) sponsored, maintained or contributed to by any professional employer organization or contract labor supplier.

                  (i) The Company and its Subsidiaries are in material compliance with all applicable U.S. federal, state and local and foreign laws, rules and regulations respecting employment and employment practices, labor, terms and conditions of employment, wages, hours of work and occupational safety and health, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law. Neither the Company nor any of its Subsidiaries is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, commitment or arrangement, collective bargaining or similar agreement with any labor union, and, to the Knowledge of the Company, no labor union has requested or has sought to represent any of the employees, representatives or agents of the Company or any of its Subsidiaries and to the Knowledge of the Company and the Knowledge of the Company's Subsidiaries, there is no current union organizing activities among such employees, representatives or agents. There is no labor strike, dispute, slowdown, stoppage actually pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries.

            5.20 Brokers. Other than Sutter Securities Incorporated, which served as financial advisor to the Company, there is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

            5.21 Related-Party Transactions. Except as set forth on Schedule 5.21, no employee, officer, director, stockholder or Affiliate of the Company or any of its Subsidiaries or member of his or her immediate family is currently indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of such individuals. Except as set forth on Schedule 5.21, none of such Persons has any direct or indirect ownership interest in any firm or corporation which is an Affiliate of the Company or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in an amount not to exceed 1% of the outstanding capital stock of publicly traded companies that may compete with the Company or with which the Company may have a business relationship. Except as set forth on Schedule 5.21, no employee, director, officer or stockholder of the Company and no member of the immediate family of any employee, officer, director or stockholder of the Company is directly or indirectly interested in any material contract with the Company.

            5.22 Regulatory Compliance. As to each of the product candidates of the Company currently under research and/or development by the Company, subject to the jurisdiction of the United States Food and Drug Administration ("FDA") under the Federal Food, Drug and Cosmetic Act and the regulations thereunder ("FDCA") (each such product, a "Life Science Product"), such Life Science Product is being researched and developed in compliance in all material respects with all applicable requirements under the FDCA and similar laws and regulations applicable to such Life Science Product, including those relating to investigational use, premarket approval, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security. The Company has not received any notice or other communication from the FDA or any other Governmental Entity (i) contesting the premarket approval of, the uses of or the labeling and promotion of any Life Science Product or (ii) otherwise alleging any violation by the Company of any law, regulation or other legal provision applicable to a Life Science Product. The Company has not, and to the Knowledge of the Company no officer, employee or agent of the Company has knowingly made an untrue statement of a material fact or fraudulent statement to the FDA or other federal, state or foreign Governmental Entity performing similar functions, or knowingly failed to disclose a material fact required to be disclosed to the FDA or such other federal, state or foreign Governmental Entity.

      6. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

            6.1 Organization. The Purchaser (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware,
(b) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be likely to have a material adverse effect on (i) the ability of the Purchaser to perform its obligations under the Transaction Documents or (ii) the financial condition, properties, assets, liabilities, business or operations of the Purchaser, (c) has its principal place of business and chief executive office at 35 East 62nd Street, New York, New York 10021, and (d) has the requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted.

            6.2 Authorization; Enforceability. The Purchaser has the requisite corporate power and authority to enter into this Agreement and the other Transaction Documents to which it is a party. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents to which it is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and, when executed, each other Transaction Document to which it is a party will be duly and validly executed and delivered by the Purchaser, and, assuming due and valid execution and delivery by the Company, constitute or will constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and other laws of general application affecting enforcement of creditors' rights generally, rules of law governing specific performance, injunctive relief and other equitable remedies.

            6.3 No Conflicts. The execution, delivery and performance of this Agreement and each other Transaction Document, and the consummation of the transactions contemplated hereby and thereby will not (a) result in a violation of the certificate of incorporation or by-laws of the Purchaser, (b) materially conflict with or result in the material breach of the terms, conditions or provisions of or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Purchaser or any of its Subsidiaries is a party, (c) result in a material violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Purchaser or any of its Subsidiaries or by which any property or asset of the Purchaser or any of its Subsidiaries is bound or affected, or (d) result in the creation of any material lien, claim, judgment, charge, mortgage, security interest, pledge, escrow equity or other encumbrance upon any of their assets. The Purchaser is not in violation of its certificate of incorporation or by-laws, and the Purchaser is not in default (and no event has occurred which, with notice or lapse of time or both, would cause the Purchaser or any of its Subsidiaries to be in material default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Purchaser or any of its Subsidiaries is a party.

            6.4 Investment Representations and Warranties. The Purchaser understands that the Securities have not been, and will not upon issuance be, registered under the Securities Act, and that the certificates evidencing the Securities shall bear a legend to that effect, unless prior to issuance, the Securities shall have been so registered.

            6.5 Acquisition for Own Account. The Purchaser is acquiring the Securities for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act.

            6.6 Ability to Protect Its Own Interests and Bear Economic Risks; Understanding of Use of Proceeds. By reason of the business and financial experience of its management, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. The Purchaser is able to bear the economic risk of an investment in the Securities, and has an adequate income independent of any income produced from an investment in the Securities and has sufficient net worth to sustain a loss of all of its investment in the Securities without economic hardship if such a loss should occur. The Purchaser understands in all material respects the purposes for which the proceeds to the Company from the sale of the Shares and the Warrants will be used, as such purposes are set forth in Section 7.8 hereof.

            6.7 Accredited Investor. The Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

            6.8 Access to Information. The Purchaser has been furnished with the materials relating to the Company's business, operations, financial condition, assets, liabilities and other matters relevant to the Purchaser's investment in the Securities, which have been requested by the Purchaser. The Purchaser has had adequate opportunity to ask questions of, and receive answers from, the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Securities.

            6.9 Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Purchaser who is entitled to any fee or commission in connection with the execution of this Agreement.

      7. Covenants of the Company. The Company (and each of its Subsidiaries unless the context otherwise requires) hereby covenants as follows:

            7.1 Conduct in the Ordinary Course. From the date of this Agreement until the final Tranche B Closing or the termination of this Agreement in accordance with its terms, except to the extent expressly permitted by this Agreement or otherwise consented to by an instrument in writing signed by the Purchaser, the Company shall (i) keep the Company's business, as it is currently being conducted, and organization intact and shall not take or permit to be taken or do or suffer to be done anything other than in the ordinary course of its business as the same is currently being conducted, (ii) use its reasonable best efforts to keep available the services of its directors, officers, employees, independent contractors and agents and retain and maintain good relationships with its clients and maintain its facilities in good condition and
(iii) maintain the goodwill and reputation associated with its business, as it is currently being conducted.

            7.2 Filing of Proxy Statement. In the event that the number of Shares and Warrants required to be issued at a Tranche B Closing would exceed the number of Shares and Warrants permitted to be issued without stockholder approval pursuant to NASD Rule 4350, the Company shall prepare and file with the SEC within 45 days of the delivery of the Option Notice which triggers the need for the Required Stockholder Approval a proxy statement meeting the requirements of Section 14 of the Exchange Act (the "Proxy Statement") to solicit the Required Stockholder Approval. Before filing such Proxy Statement or any amendments or supplements thereto, the Company shall furnish to the Purchaser copies of all such documents proposed to be filed, including documents incorporated by reference in the Proxy Statement, and, if requested by the Purchaser, the exhibits incorporated by reference, and the Purchaser shall have the reasonable opportunity to review and comment on such documents, and the Company will incorporate into such documents the comments reasonably requested by the Purchaser. The Company shall use its commercially reasonable efforts to cause the Proxy Statement to be cleared by the SEC as promptly as reasonably practicable after such filing, and shall promptly mail the Proxy Statement to the stockholders of the Company. The Company shall keep the Purchaser apprised of the status of matters relating to the Proxy Statement and the Stockholders' Meeting. The Company shall notify the Purchaser promptly upon the receipt of any notices, comments or other communications from the SEC or its staff, in connection with the filing of, or amendments or supplements to, the Proxy Statement, or upon the receipt of any communications with respect to the Proxy Statement, the Stockholders' Meeting or the transactions contemplated hereby from the SEC, The Nasdaq

SmallCap Market or the Frankfurt Stock Exchange or their staff. The Company shall provide the Purchaser (and its counsel) with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and will provide the Purchaser with a copy of all such filings made with the SEC.

            7.3 Stockholders' Meeting. In the event that the number of Shares and Warrants required to be issued at a Tranche B Closing would exceed the number of Shares and Warrants permitted to be issued without stockholder approval pursuant to NASD Rule 4350, the Company shall, in accordance with the laws of the State of Delaware, its certificate of incorporation and its by-laws, use its commercially reasonable efforts to convene a meeting of holders of the Common Stock (the "Stockholders' Meeting") within 45 days (or such other time period that is mutually agreed to by the Company and the Purchaser) after the date of the Proxy Statement, at which the Company will seek the Required Stockholder Approval. The Board of Directors shall recommend such approval by the stockholders of the Company (the "Company Recommendation") and shall not withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to the Purchaser, or take any action or make any statement in connection with the Stockholders' Meeting inconsistent with, such recommendation (collectively, a "Company Recommendation Change"). Notwithstanding any Company Recommendation Change, the Company shall cause the Stockholders' Meeting to be convened and a vote to be taken.

            7.4 Exchange Listing. The Company shall use its commercially reasonable efforts to cause the Shares and the Warrant Shares to be approved for quotation on The Nasdaq SmallCap Market and the Frankfurt Stock Exchange as promptly as practicable following the Tranche A Closing.

            7.5 Information Rights.

                  (a) Access to Records. The Company shall afford to the Purchaser, the Affiliates of the Purchaser and each of their respective officers, employees, advisors, counsel and other authorized representatives, during normal business hours, reasonable access, upon reasonable advance notice, to all of the books, records and properties of the Company and its Subsidiaries and all officers and employees of the Company and such Subsidiaries, for so long as the Purchaser beneficially owns a number of Securities amounting to 25% of the Securities purchased pursuant to this Agreement (50% of such Securities if no Tranche B Closing occurs); provided, however, that any and all information provided to the Purchaser pursuant to the terms of this Agreement shall be governed by the terms of the letter agreement dated June 16, 2003 between the Company and the Purchaser, as amended hereby (the "Confidentiality Letter Agreement"), and, in furtherance thereof, the definition of the term "Evaluation Material" (as used and defined in the Confidentiality Letter Agreement) is hereby amended to include not only information relating to the Company and its businesses, operations, assets and financial condition provided to the Purchaser in connection with the Purchaser's desire to explore a possible investment in the Company, but also any and all information provided to the Purchaser pursuant to the terms of this Agreement; provided, further, that information of the type described in the second sentence of the third paragraph of the Confidentiality Letter Agreement shall not be "Evaluation Material." Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all Persons, without limitation of any kind, the Tax treatment and any facts that may be relevant to understanding the Tax structure of the transactions contemplated hereby, provided, however, that neither party (nor any employee, representative or other agent thereof) may disclose any other information that is not relevant to understanding the Tax treatment and Tax structure of the transactions (including the identity of any party, any information that could lead another to determine the identity of any party and any non-public business, financial or other information or term), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law.

                  (b) Financial Reports. The Company shall furnish to the Purchaser, for so long as the Purchaser beneficially owns a number of Securities amounting to 25% of the Securities purchased pursuant to this Agreement (50% of such Securities if no Tranche B Closing occurs):

                        (i) Monthly Reports. As soon as available, but not later
            than 15 days after the end of each fiscal month beginning with the report for the month of August 2003, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with GAAP (except for the absence of footnotes, and quarter-end and year-end adjustments).

                        (ii) Quarterly and Annual Reports. On the day after
            filed with the SEC, copies of the Company's annual, quarterly and other reports filed with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

                  (c) Notice of Litigation, Disputes and Adverse Changes; Other Information. The Company shall promptly notify the Purchaser of each legal action, suit, arbitration or other administrative or governmental investigation or proceeding (whether federal, state, local or foreign) instituted or, to the Knowledge of the Company, threatened against the Company (or of any occurrence or dispute which involves a reasonable likelihood of any such action, suit, arbitration, investigation or proceeding being instituted).

                  (d) Other Information. The Company shall promptly provide the Purchaser with such other information relating to the Company as reasonably requested by the Purchaser.

            7.6 Auditors. The Company shall have as its auditors an accounting firm of national reputation. The parties hereto acknowledge and agree that, for purposes of this Section 7.6, PricewaterhouseCoopers LLP is an accounting firm of national reputation.

            7.7 Composition of Board of Directors; Indemnification; Directors and Officers Insurance Policy.

                  (a) At such time as the Purchaser shall have invested an aggregate of $5,000,000 or more in Securities, the Company shall use its reasonable best efforts to appoint to its Board of Directors two individuals designated by the Purchaser (the "M & F Representatives"). Prior to such time, the Company shall enter into indemnification agreements with each of the M & F Representatives on terms no less favorable to the M & F Representatives than the terms of the indemnification agreements of the existing members of the Board of Directors.

                  (b) The Company shall reimburse all directors of the Company for their reasonable out-of-pocket expenses in connection with attending meetings of the Company's Board of Directors and all committees thereof and all reasonable out-of-pocket expenses otherwise incurred in fulfilling their duties as directors. Unless otherwise required under applicable law, the Company's certificate of incorporation shall at all times contain provisions for directors' liability and indemnification as set forth in Articles Seventh and Eighth of the Company's certificate of incorporation, as currently in effect, which provisions are set forth on Schedule 7.7.

                  (c) The Company shall maintain in full force and effect a policy or policies of insurance, including, without limitation, a directors and officers liability insurance policy, issued by insurers of recognized responsibility, insuring it, its directors and officers, its properties and its business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or a similar business.

                  (d) The Company shall amend its by-laws to allow for the appointment of the M & F Representatives, subject to the terms and conditions set forth in paragraph (a) of this Section 7.7.

            7.8 Use of Proceeds. The Company shall use the proceeds to the Company from the sale of the Shares and the Warrants to fund research and development, to pursue growth opportunities, for the payment of expenses related to the transactions contemplated hereby and for general corporate purposes.

            7.9 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued Common Stock the number of shares required for the issuances of all of the Shares issuable pursuant to this Agreement and the exercise of the Warrants.

            7.10 Employee Waiver Letters. Within 30 days of the date hereof the Company shall cause the executives and employees named on Schedule 7.10(a) hereto to execute waiver letters with the Company substantially in the form as set forth in Schedule 7.10(b) hereto.

            7.11 Filings. The Company shall promptly provide to the Purchaser (or its counsel) copies of all filings made by the Company or any Affiliate with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

            7.12 Notification of Certain Matters. From the date hereof until the earlier to occur of (i) if the Purchaser does not provide a timely Option Notice, the expiration of the Purchaser's option to purchase Securities in Tranche B and (ii) if the Purchaser does provide a timely Option Notice, the sale and purchase of all of the Tranche B Shares, upon the terms and subject to the conditions contained herein (the "Notification Period"), the Company shall promptly notify the Purchaser of the occurrence or non-occurrence of any fact or event which has caused or could reasonably likely cause (x) any representation or warranty made by it in this Agreement or the other Transaction Documents to be untrue or inaccurate in any material respect at any time or (y) any covenant, condition or agreement under this Agreement or the other Transaction Documents not to be complied with or satisfied by it in any material respect; provided, however, that no such notification shall modify the representations or warranties of the Company or the conditions to the obligations of the Purchaser hereunder. During the Notification Period, the Company shall promptly notify the Purchaser of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

      8. Conditions to the Parties' Obligations.

            8.1 Conditions to Each Party's Obligations. The respective obligations of each party to consummate the transactions contemplated hereunder are subject to the fulfillment prior to or on each Closing Date of all of the following conditions, which may be waived in whole or in part by the Purchaser to the extent permitted by law:

                  (a) No Litigation. There shall not have been instituted any litigation challenging or seeking damages in connection with the transactions contemplated by this Agreement.

                  (b) No Statute, Etc. No statute, rule, regulation, executive or other order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains, enjoins or restricts the transactions contemplated by the Transaction Documents.

                  (c) Required Stockholder Approval. If required by NASD Rule 4350, the Company shall have obtained the Required Stockholder Approval.

            8.2 Conditions to the Purchaser's Obligations. The obligations of the Purchaser to consummate the transactions contemplated hereunder are subject to the fulfillment prior to or on each Closing Date of all of the following conditions, which may be waived in whole or in part by the Purchaser to the extent permitted by law:

                  (a) Covenants; Representations and Warranties. (i) The Company shall have performed in all material respects each of its obligations hereunder required to be performed by it at or prior to each Closing Date, and shall have obtained all consents and approvals required for the consummation of the transactions contemplated hereby, and (ii) the representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true and correct (without giving effect to any limitation as to "materiality" set forth therein) at and as of such Closing Date as if made at and as of each Closing Date, except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to "materiality" set forth therein) would not, individually or in the aggregate, have a Material Adverse Effect.

                  (b) Laws; Injunctions. No statute, rule, regulation, executive or other order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Entity that would, or would reasonably be likely to, have a Material Adverse Effect.

                  (c) Certificate of Officer. The Company shall have delivered to the Purchaser a certificate dated the date of such Closing Date, executed by its acting chief executive officer, certifying the satisfaction of the conditions specified in paragraphs (a) and (b) of this Section 8.2.

                  (d) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement and each other Transaction Document, including, without limitation, the offer and sale of the Securities, subject to compliance with NASD Rule 4350.

                  (e) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement and the Company shall not be in default thereunder.

                  (f) Warrants. The Company shall have executed and delivered the Warrants to be issued at such Closing in the form attached hereto as Exhibit A.

                  (g) Supporting Documents. At the Tranche A Closing, the Purchaser shall have received the following:

                        (i) An opinion from Kramer, Levin, Naftalis & Frankel LLP, counsel to the Company, dated the date of such Closing Date, in the form attached hereto as Exhibit C;

                        (ii) Copies of resolutions of the Board of Directors of the Company, certified by the Secretary or other authorized officer of the Company, authorizing and approving the execution, delivery and performance of the Transaction Documents, the transactions contemplated thereby and thereby and all other documents and instruments to be delivered pursuant hereto and thereto; and

                        (iii) Such additional supporting documentation and other
                              information with respect to the transactions contemplated by this Agreement as the Purchaser may reasonably request.

                  (h) Consents and Waivers. The Company shall have obtained all consents or waivers necessary to execute and perform its obligations under this Agreement and the other Transaction Documents, to issue the Shares, the Warrants and the Warrant Shares, and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the other Transaction Documents, the Shares, the Warrants and the Warrant Shares, and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken.

                  (i) No Material Adverse Effect. There shall have been no Material Adverse Effect from and after the date of this Agreement.

                  (j) Waiver of Existing Registration Rights. In connection with the filing of any registration statement on behalf of the Purchasers, the existing holders of the Company's securities shall have waived any applicable registration rights held by them which would otherwise grant them the right to register such securities on a registration statement filed pursuant to the Registration Rights Agreement.

            8.3 Conditions to the Company's Obligations. The obligations of the Company to consummate the transactions contemplated hereunder are subject to the fulfillment prior to or on each Closing Date of all of the following conditions, which may be waived in whole or in part by the Company to the extent permitted by law:

                  (a) Covenants; Representations and Warranties. (i) The Purchaser shall have performed in all material respects each of its obligations hereunder required to be performed by it at or prior to each Closing Date, and shall have obtained all consents and approvals required for the consummation of the transactions contemplated hereby, and (ii) the representations and warranties of the Purchaser contained in this Agreement and in any certificate or other writing delivered by the Purchaser pursuant hereto shall be true and correct (without giving effect to any limitation as to "materiality" set forth therein) at and as of such Closing Date as if made at and as of each Closing Date, except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to "materiality" set forth therein) would not, individually or in the aggregate, have a material adverse effect on (i) the ability of the Purchaser to perform its obligations under the Transaction Documents or (ii) the financial condition, properties, assets, liabilities, business or operations of the Purchaser.

                  (b) Certificate of Officer. The Purchaser shall have delivered to the Company a certificate dated as of the date of such Closing Date, executed by an authorized officer of the Purchaser, certifying the satisfaction of the conditions specified in paragraph (a) of this Section 8.3.

                  (c) Registration Rights Agreement. The Purchaser shall have executed and delivered the Registration Rights Agreement and the Purchaser shall not be in default thereunder.

      9. Restrictive Legend. The Purchaser acknowledges that each certificate evidencing the Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, unless prior to exercise of the Warrants, the Common Stock issuable upon conversion or exercise thereof shall have been registered under the Securities Act:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT."

      10. Miscellaneous.10.1 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

               (a)   If to the Purchaser:

                     MacAndrews & Forbes Holdings Inc.
                     35 East 62nd Street
                     New York, New York 10021
                     Attention: Barry F. Schwartz, Esq.
                     Facsimile No.: (212) 572-8435

                     with a copy to (which shall not constitute notice):

                     Skadden, Arps, Slate, Meagher & Flom LLP
                     Four Times Square
                     New York, New York 10036-6522
                     Attention: Franklin M. Gittes, Esq. and Alan C. Myers, Esq. Facsimile No.: (212) 735-2000

               (b)   If to the Company:

                     SIGA Technologies, Inc.
                     420 Lexington Avenue, Suite 601
                     New York, New York 10170

                     Attention: Thomas N. Konatich
                     Facsimile No.: (212) 697-3130

                     with a copy to (which shall not constitute notice):

                     Kramer, Levin, Naftalis & Frankel LLP
                     919 Third Avenue
                     New York, New York 10022
                     Attention: James A. Grayer, Esq.
                     Facsimile No.: (212) 715-8000

or at such other address as the Company or the Purchaser may specify by written notice to the other, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

            10.2 Termination of Agreement. This Agreement may be terminated as follows:

                  (a) by mutual written consent of the Purchaser and the Company;

                  (b) by the Purchaser or the Company, if the Purchaser fails to deliver an Option Notice within 60 days from the date hereof;

                  (c) by the Purchaser, if the Purchaser timely delivers the Option Notice and all Tranche B Closings thereunder have not occurred (i) within five business days of the delivery of such Option Notice, in the event stockholder approval of the issuance of Securities thereunder is not required, or (ii) within 50 days of the mailing to the Company's stockholders of the Proxy Statement, in the event stockholder approval of the issuance of Securities thereunder is required;

                  (d) by the Purchaser or the Company, if the stockholders of the Company fail to give the Required Stockholder Approval at the Stockholders' Meeting and if the Purchaser has not exercised its rights pursuant to the final proviso to Section 4(c) hereof within 10 business days thereafter;

                  (e) by the Purchaser, if the Company has breached any representation, warranty, covenant or agreement contained in this Agreement such that the condition set forth in Section 8.2(a) hereof is not capable of being fulfilled; provided, that if such breach is capable of being cured, the Company has not cured such breach within 20 business days after notice by the Purchaser to the Company thereof;

                  (f) by the Company, if the Purchaser has breached any material representation, warranty, covenant or agreement contained in this Agreement such that the condition set forth in Section 8.3(a) hereof is not capable of being fulfilled; provided, that if such breach is capable of being cured, the Purchaser has not cured such breach within 20 business days after notice by the Company to the Purchaser thereof; or

                  (g) by the Purchaser or the Company, if all Tranche B Closings have not occurred by January 31, 2004.

            10.3 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 10.2, this Agreement shall forthwith become void and have no effect, without any liability on the part of either party hereto other than the provisions of this Section 10.3 and Sections
7.4 through 7.12; provided, however, that such termination and abandonment shall not result in the prior sale of any Securities hereunder being rescinded; provided, further, that a party that has committed fraud or willfully breached its representations, warranties, covenants or agreements shall be liable for such fraud or breach.

            10.4 Survival of Representations, Warranties and Covenants. All representations and warranties made in, pursuant to or in connection with this Agreement shall survive each Closing for 18 months, notwithstanding any investigation at any time made by or on behalf of the Purchaser, and the sale and purchase of the Shares and the Warrants and payment therefor. All covenants shall survive a Closing in accordance with their terms.

            10.5 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The Purchaser's rights under this Agreement may be assigned, in whole or in part, to any Permitted Transferee, and any Permitted Transferee shall be deemed to be a Purchaser for all purposes hereunder; provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing, in form and substance reasonably satisfactory to the Company, that such assignee will be bound by all provisions binding on the Purchaser hereunder; provided, further, that any beneficiary of a pledge described in clause (iv) below shall not be required to agree in writing to be bound by the terms hereof. A "Permitted Transferee" is
(i) any Affiliate of the Purchaser, including, without limitation, directors, executives and officers of the Purchaser, (ii) any member of the family of any Affiliate of the Purchaser, including any such Person's spouse and descendants and any trust, partnership, corporation, limited liability company or other entity for the benefit of such spouse and/or descendants to whom or which any of the Securities have been transferred by any such Person for estate or tax planning purposes, (iii) any charity or foundation to which the Securities have been transferred by the Purchaser or any Person or entity described in clause
(i) or (ii) above for estate or tax planning or charitable purposes, or (iv) the beneficiary of any bona fide pledge by the Purchaser of any of the Securities; provided, that, such transferee agrees to be bound by the provisions hereof in accordance with the preceding sentence. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and any Permitted Transferee any rights or remedies hereunder.

            10.6 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

            10.7 Governing Law. The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New
York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

            10.8 Expenses. The Company shall pay all fees and expenses of its counsel and the reasonable fees and expenses of the Purchaser's counsel up to $200,000; provided, however, that if the Purchaser does not exercise its option to purchase any Securities in Tranche B, then the Purchaser shall pay all fees and expenses of its counsel and up to $200,000 of the aggregate of (x) the reasonable fees and expenses of the Company's counsel and (y) the reasonable fees and expenses of Sutter Securities Incorporated.

            10.9 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on either party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10.1 shall be deemed effective service of process on such party.

            10.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            10.11 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by a different party hereto in separate counterparts, with the same effect as if each party had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by each of the parties hereto.

            10.12 Entire Agreement. The Transaction Documents, the Confidentiality Letter Agreement and that certain letter from TriNet Employer Group, Inc. to the Company, dated August 13, 2003, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

            10.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

            10.14 Reasonable Best Efforts. The Company and the Purchaser shall each cooperate with the other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to promptly (i) take or cause to be taken all necessary actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws to consummate and make effective all the transactions contemplated by this Agreement as soon as practicable, including, without limitation, preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtain all approvals required to be obtained from any governmental body or third party necessary, proper or advisable to the transactions contemplated by this Agreement.

            10.15 Change; Waiver. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party waiving its rights. The failure of either party at any time to insist upon, or any delay by either party at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

                            [Execution Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the day and year first above written.


                                            SIGA TECHNOLOGIES, INC.

                                            By: /s/ Thomas N. Konatich
                                                ----------------------
                                            Name: Thomas N. Konatich
                                            Title: Chief Financial Officer
                                                   Acting CEO


                                            MACANDREWS & FORBES HOLDINGS
                                            INC.

                                            By: /s/ Howard Gittis
                                                -----------------
                                            Name: Howard Gittis
                                            Title: Vice Chairman

                                                                      APPENDIX B


                        MacAndrews & Forbes Holdings Inc.
                               35 East 62nd Street
                            New York, New York 10021

                                                              October 8, 2003

SIGA Technologies, Inc.
420 Lexington Avenue, Suite 601
New York, New York 10170
Attention: Thomas N. Konatich

Dear Mr. Konatich:

      Reference is made to the Securities Purchase Agreement (the "Purchase Agreement"), dated August 13, 2003, by and between SIGA Technologies, Inc. (the "Company") and MacAndrews & Forbes Holdings Inc. ("M & F"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

      Pursuant to Section 10.5 of the Purchase Agreement, M & F hereby assigns in part its right to purchase Shares and Warrants to a Permitted Transferee (the "Assignee") as set forth on Schedule A hereto.

      The undersigned Assignee hereby agrees that it will be bound by all provisions of the Purchase Agreement that are binding on the Purchaser thereunder. Without limiting the foregoing, the Assignee hereby represents and warrants to the Company that:

1. Investment Representations and Warranties. The Assignee understands that the Securities have not been, and will not upon issuance be, registered under the Securities Act, and that the certificates evidencing the Securities shall bear a legend to that effect, unless prior to issuance, the Securities shall have been so registered.

2. Acquisition for Own Account. The Assignee is acquiring the Securities for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act.

3. Ability to Protect Its Own Interests and Bear Economic Risks; Understanding of Use of Proceeds. By reason of the business and financial experience of its management, the Assignee has the capacity to protect its own interests in connection with the transactions contemplated by the Purchase Agreement. The Assignee is able to bear the economic risk of an investment in the Securities, and has an adequate income independent of any income produced from an investment in the Securities and has sufficient net worth to sustain a loss of all of its investment in the Securities without economic hardship if such a loss should occur. The Assignee understands in all material respects the purposes for which the proceeds to the Company from the sale of the Shares and the Warrants will be used, as such purposes are set forth in Section 7.8 of the Purchase Agreement.

4. Accredited Investor. The Assignee is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

5. Access to Information. The Assignee has been furnished with the materials relating to the Company's business, operations, financial condition, assets, liabilities and other matters relevant to the Assignee's investment in the Securities, which have been requested by the Assignee. The Assignee has had adequate opportunity to ask questions of, and receive answers from, the Company's officers, employees, agents, accountants, and representatives concerning the

      Company's business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Securities.

      In connection with the assignment to the Assignee, Section 7.7(a) of the Purchase Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

            "(a) (i) At such time as MacAndrews & Forbes Holdings Inc. ("M & F") and TransTech Pharma, Inc. ("TTP") shall have invested an aggregate of $5,000,000 or more in Shares and, with respect to the M & F Representative (as defined below), for so long as M & F, together with its Affiliates (other than TTP), beneficially owns at least 1,700,000 Shares (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), and, with respect to the TTP Representative (as defined below), for so long as TTP, together with its Affiliates (other than M & F, its officers or Affiliates), beneficially owns at least 1,700,000 Shares (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), the Company shall use its reasonable best efforts to appoint to its Board of Directors one individual designated by M & F (the "M & F Representative") and one individual designated by TTP (the "TTP Representative" and together with the M & F Representative, the "Purchaser Representatives"). Prior to such time, the Company shall enter into indemnification agreements with each of the Purchaser Representatives on terms no less favorable to the Purchaser Representatives than the terms of the indemnification agreements of the existing members of the Board of Directors.

            (ii) The initial Purchaser Representatives shall be those Persons who are designated by M & F or TTP, as the case may be, following the fulfillment of the conditions set forth in Section 7.7(a)(i) hereof to serve until their successors are duly elected; and thereafter the Purchaser Representatives shall be elected at the same time as other members of the Company's Board of Directors. If for any reason the M & F Representative or the TTP Representative shall resign or otherwise be removed from the Company's Board of Directors, then the Company shall use its reasonable best efforts to appoint, as his or her replacement, the individual designated by M & F or TTP, as the case may be."

      Further, Section 7.7(d) of the Purchase Agreement is hereby amended by deleting the phrase "M & F Representatives" and inserting in lieu thereof the phrase "Purchaser Representatives."

      As modified hereby, the Purchase Agreement and its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

      The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this letter agreement, the construction of its terms and the interpretation of the rights and duties of the parties. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on either party anywhere in the world, whether within or without the jurisdiction of any such court.

      Nothing expressed or referred to in this letter agreement will be construed to give any person other than the parties to this letter agreement and the Company any legal or equitable right, remedy, or claim under or with respect to this letter agreement or any provision of this letter agreement. This letter agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this letter agreement and the Company.

      No change or modification of this letter agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this letter agreement shall be valid unless in writing and signed by the party waiving its rights. The failure of any party at any time to insist upon, or any delay by either party at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

                                    * * * * *

      Please indicate your agreement with the foregoing by executing and returning the enclosed copy of this letter agreement.

                                              Sincerely,

                                              MACANDREWS & FORBES HOLDINGS INC.


                                              By: /s/ Howard Gittis
                                                  -----------------
                                              Name: Howard Gittis
                                              Title: Vice Chairman

ACCEPTED AND AGREED:

TransTech Pharma, Inc.


By: /s/ Adnan Mjalli
   -----------------
Name: Adnan Mjalli
Title: President and CEO

ACCEPTED AND AGREED:

SIGA Technologies, Inc.


By: /s/ Thomas N. Konatich
    ----------------------
Name: Thomas N. Konatich
Title: Acting Chief Executive Officer

                                                                      Schedule A

                             Assignment to Assignee

-------------------------------------------------------------------------------------------
Name of Assignee          Maximum Number of Tranche B    Maximum aggregate purchase price
                          Shares which Assignee is       which Assignee is to pay for
                          assigned right to purchase     Tranche B Shares at the Per
                                                         Share Purchase Price (Tranche B
                                                         Warrants to be issued for no
                                                         additional consideration)
-------------------------------------------------------------------------------------------
TransTech Pharma, Inc.    3,472,222                      $4,999,999.68
-------------------------------------------------------------------------------------------

                                                                      APPENDIX C


                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT, dated as of August 13, 2003, between SIGA Technologies, Inc., a Delaware corporation (the "Company"), and MacAndrews & Forbes Holdings Inc., a Delaware corporation (the "Stockholder").

      In consideration of the mutual covenants and agreements herein contained, the parties to this Agreement hereby agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            "Affiliate" means, with respect to any specified Person, (i) any other Person 50% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with the power to vote by such specified Person or (ii) any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person by virtue of ownership of voting securities, by contract or otherwise.

            "Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

            "Closing" has the meaning assigned to it in the Purchase Agreement.

            "Common Stock" means common stock, par value $0.0001 per share, of the Company.

            "Company" has the meaning assigned to it in the introductory paragraph to this Agreement.

            "Demand Registration" has the meaning assigned to it in Section 2(a) hereof.

            "Demand Registration Statement" has the meaning assigned to it in
Section 2(a) hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Holder" means the Stockholder and any other Person that holds Registrable Securities, including their respective transferees, successors and assigns who acquire Registrable Securities, directly or indirectly, from the Stockholder or such other Person, respectively. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

            "Holder Shares" has the meaning assigned to it in Section 5 hereof.

            "Initially Proposed Shares" has the meaning assigned to it in
Section 5 hereof.

            "Inspectors" has the meaning assigned to it in Section 6(a)(xiii) hereof.

            "Majority Holder" has the meaning assigned to it in Section 2(a) hereof.

            "Participating Holder" has the meaning assigned to it in Section 6(a)(i) hereof.

            "Permitted Transferee" means (i) any Affiliate of the Holder, including, without limitation, directors, executives and officers of the Holder,
(ii) any member of the family of any Affiliate of the Holder, including any such Person's spouse and descendants and any trust, partnership, corporation, limited liability company or other entity for the benefit of such spouse and/or descendants to whom or which any of the Registrable Securities have been transferred by any such Person for estate or tax planning purposes, (iii) any charity or foundation to which the Securities have been transferred by the Holder or any Person or entity described in clause (i) or (ii) above for estate or tax planning or charitable purposes, or (iv) the beneficiary of any bona fide pledge by the Holder of any of the Registrable Securities.

            "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, governmental agency or authority or other entity.

            "Purchase Agreement" means the Securities Purchase Agreement by and between the Company and the Stockholder, dated as of the date hereof.

            "Registrable Securities" means (a) any shares of Common Stock owned by a Holder, (b) the Warrant Shares, and (c) any securities issued or issuable in respect of Common Stock or other capital stock referred to in clauses (a) and
(b) above by way of conversion, exercise or exchange or any stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger or consolidation, and any other securities issued pursuant to any other pro rata distribution with respect to such Common Stock or other capital stock. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (x) it has been effectively registered under the Securities Act and sold or distributed to the public in accordance with an effective registration statement covering it (and has not been reacquired in the manner described in clause (c) above), or (y) it is sold or distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act.

            "Registration Expenses" has the meaning assigned to it in Section 6(e) hereof.

            "S-3 Registration" has the meaning assigned to it in Section 4 hereof.

            "SEC" means the U.S. Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Shelf Registration Statement" has the meaning assigned to it in
Section 3(a) hereof.

            "Shelf Registration Period" means, with respect to each Shelf Registration Statement, the earliest to occur of (i) the sale of all the Registrable Securities registered on such Registration Statement, or (ii) four years from the date of the later of (x) the date of the final issuance of Warrant Shares upon exercise of the Warrants registered on such Shelf Registration Statement or (y) the date of the effectiveness of such Shelf Registration Statement; provided, however, the Shelf Registration Period shall be extended by the aggregate number of days a Shelf Registration Statement is postponed pursuant to Section 3(e) hereof.

            "Stockholder" has the meaning assigned to it in the introductory paragraph to this Agreement.

            "Subject Shares" has the meaning assigned to it in Section 6(a) hereof.

            "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of the Warrants.

            "Warrants" means the warrants to acquire Common Stock issued pursuant to the Purchase Agreement.

      2. Demand Registration.

            (a) If registration on a Shelf Registration Statement pursuant to
Section 3 hereof is not available to a Holder or Holders at any time, then upon the request in writing of any Holder or Holders who together hold a majority of the then outstanding Registrable Securities (the "Majority Holder") to register under the Securities Act all or a part of the Registrable Securities held by such Majority Holder (a "Demand Registration"), the Company shall use all reasonable efforts to cause to be filed as soon as reasonably practicable (but in no event later than the 60th day after such Majority Holder's request is made) a registration statement providing for the sale of all such Registrable Securities to be registered by such Majority Holder, and shall use all reasonable efforts to cause such registration statement to be declared effective within 60 days of such filing, including, but not limited to, a sale of such Registrable Securities in connection with the issuance of any securities convertible into or exchangeable or exercisable for Registrable Securities or the sale of Registrable Securities upon conversion, exercise or exchange thereof; provided, that, the anticipated offering price of each Demand Registration shall be at least $5,000,000. The Company agrees to use its reasonable efforts to keep any such registration statement continuously effective and usable for resale of Registrable Securities for a period of not less than 180 days, or such shorter period as is necessary to complete the distribution of the securities covered by such registration statement. Each registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement." The Company may, if permitted by law, effect any registration pursuant to this Section 2(a) by the filing of a registration statement on Form S-3. However, if such registration involves an underwritten public offering and the managing underwriter(s) at any time shall notify the Company in writing that, in the sole judgment of such managing underwriter(s), inclusion of some or all of the information required in a more detailed form specified in such notice is of material importance to the success of the public offering of such Registrable Securities, the Company shall use all reasonable efforts to supplement or amend such registration statement to include such information.

            (b) Subject to the provisions of Section 2(a), the Majority Holder shall be entitled to request no more than two Demand Registrations. A registration shall not count as one of the permitted Demand Registrations unless
(i) the registration statement filed in connection therewith has become effective, (ii) the Majority Holder requesting such registration is able to register and sell at least 50% of the Registrable Securities requested by such Majority Holder to be included in such registration or (iii) in the case of a Demand Registration that would be the last permitted Demand Registration requested hereunder, the Majority Holder requesting such registration is able to register and sell all of the Registrable Securities requested to be included by such Majority Holder in such registration. Notwithstanding the foregoing, a registration shall count as one of the permitted Demand Registrations if the registration statement in connection therewith is filed and subsequently withdrawn, at the request of the Majority Holder, unless all Registration Expenses with respect to such withdrawn registration statement are paid by such Majority Holder.

            (c) The Company shall not effect any public or private sale, distribution or purchase of any of its securities which are the same as or similar to the Registrable Securities, including a sale pursuant to Regulation D under the Securities Act, during the 15-day period prior to, and during the 30-day period beginning on, the closing date of each underwritten offering under any Demand Registration Statement.

            (d) The Company may postpone for a reasonable period of time, not to exceed 45 days, the filing or the effectiveness of any Demand Registration Statement if (i) the board of directors of the Company in good faith determines that (A) such registration would have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (B) the Company is in possession of material non-public information that, if publicly disclosed, would result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company, and (ii) the Company so notifies the Majority Holder within five days after the Majority Holder requests such registration. The Company's right to defer the filing of a registration statement pursuant to the provisions of the preceding sentence may not be exercised more than twice during any 12-month period.

            (e) If at any time the Majority Holder notifies the Company in writing of the Majority Holder's desire that the Registrable Securities to be covered by a Demand Registration Statement be sold in an underwritten offering, such Majority Holder shall have the right to select any nationally recognized investment banking firm(s) to administer the offering, subject to the approval of the Company, which approval shall not be unreasonably withheld, and the Company shall enter into underwriting agreements with the underwriter(s) of such offering, which agreements shall contain such representations and warranties by the Company, and such other terms, conditions and indemnities as are at the time customarily contained in underwriting agreements for similar offerings and the Company shall take or cause to be taken all such other actions, in addition to the registration procedures set forth in Section 6 hereof, as are reasonably requested by the managing underwriter(s) in order to expedite or facilitate the registration and disposition of the Registrable Securities, including, without limitation, causing management to participate in "road show" presentations.

      3. Shelf Registration.

            (a) No later than 45 days after each Closing under the Purchase Agreement, the Company shall file with the SEC a "shelf" Registration Statement (each, a "Shelf Registration Statement") on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities), covering the resale of such number of shares of Registrable Securities as shall equal the sum of the number of (x) shares of Common Stock issued at such Closing, (y) the shares of Common Stock issued or issuable upon exercise of the Warrants issued at such Closing and (z) any shares of Common Stock issued or issuable with respect to the shares of Common Stock issued or issuable and referred to in clause (x) or
(y) of this sentence by way of exercise, exchange or any stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger or consolidation, and any other securities issued pursuant to any other pro rata distribution with respect to such Common Stock or other capital stock.

            (b) The Shelf Registration Statements, to the extent allowable under the Securities Act (including Rule 416 under the Securities Act), shall state that such Shelf Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the exercise of the Warrants to prevent dilution resulting from certain issuances of Common Stock, adjustments upon stock dividends, stock subdivisions, spin offs, reclassifications, reorganizations, consolidations, mergers, stock splits, or otherwise.

            (c) The Company shall use its reasonable best efforts to cause each Shelf Registration Statement to be effective no later than 90 days after the date it is first filed with the SEC.

            (d) The Company shall keep each Shelf Registration Statement effective pursuant to Rule 415 under the Securities Act at all times until the expiration of the applicable Shelf Registration Period (except during the period of any postponement pursuant to paragraph (e) of this Section 3). In the event the number of shares available under a Shelf Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon the exercise of the Warrants to prevent dilution resulting from certain issuances of Common Stock, adjustments upon stock dividends, stock subdivisions, spin offs, reclassifications, reorganizations, consolidations, mergers, stock splits, or otherwise, the Company shall amend such Shelf Registration Statement, or file a new Shelf Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within 10 business days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Shelf Registration Statement to become effective as soon as practicable following the filing thereof.

            (e) The Company may postpone for a reasonable period of time, not to exceed 45 days, the filing or the effectiveness of any Shelf Registration Statement if (i) the board of directors of the Company in good faith determines that (A) such registration would have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (B) the Company is in possession of material non-public information that, if publicly disclosed, would result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company, and (ii) the Company so notifies the Majority Holder within five days after the Majority Holder request such registration. The Company's right to defer the filing of a registration statement pursuant to the provisions of the preceding sentence may not be exercised more than twice during any 12-month period.

      4. S-3 Registrations. If registration on a Shelf Registration Statement pursuant to Section 3 hereof is not available to a Holder or Holders at any time, then if such Holder or Holders request in writing that the Company file a Registration Statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such Holders, the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto (an "S-3 Registration"), for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice; provided, however, that (i) no more than two such S-3 Registrations shall be required in any 12-month period and (ii) the Company shall have no obligation to register such Registrable Securities pursuant to this Section 4 if the anticipated aggregate offering price in such S-3 Registration shall not be at least $500,000. There is no limitation on the number of registrations that the Company is obligated to effect pursuant to this Section 4.

      5. Incidental Registration. Subject to the terms and conditions set forth in this Section 5 and unless otherwise registered pursuant to any other section hereof or otherwise, if the Company proposes at any time to register any equity securities (the "Initially Proposed Shares") under the Securities Act, whether or not for its own account, the Company will promptly give written notice to the Holders of its intention to effect such registration (such notice to specify, among other things, the proposed offering price (if applicable), the kind and number of securities proposed to be registered and the distribution arrangements, including identification of the underwriter(s), if any), and the Holders shall be entitled to include in such registration such number of Registrable Securities (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company within 15 days after the receipt of the Company's notice.

      The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 5 is subject to each of the following limitations, conditions and qualifications:

            (i) If, at any time after the Company gives written notice to the Holders of its intention to effect a registration of any of its equity securities (whether or not for its own account) and prior to the effective date of any registration statement filed in connection with such registration, either the Company (in the case of the Company intending to register securities for its own account) or holders of Company securities (in the case of the Company intending to register securities on behalf of holders of securities other than Registrable Securities) shall determine for any reason not to register any securities which were theretofore the subject of such registration, the Company shall give written notice of such determination to the Holders and thereupon it shall be relieved of its obligation to use any efforts to register any Holder Shares in connection with such aborted registration (but not from its obligation to pay the Registration Expenses in connection therewith).

            (ii) If the managing underwriter(s) (in the case of an underwritten offering) of such offering shall notify in writing the Company and each Holder who shall have requested the inclusion of Registrable Securities in such underwritten offering that, in the good faith judgment of such managing underwriter(s), the distribution of all or a specified portion of the

      Holder Shares would materially interfere with the registration and sale, in accordance with the intended method thereof, of the Initially Proposed Shares, then the number of Holder Shares to be included in such registration statement shall be reduced to such number, if any, that, in the good faith judgment of such managing underwriter(s), can be included without such interference; provided, however, that, if

                  (1) the Initially Proposed Shares were being registered by the Company for its own account, then the number of securities to be included in such registration shall be allocated (x) first, to the Company, and (y) second, pro rata among all holders of Company securities (including the Holders) on the basis of the number of shares requested to be included in such registration statement by such holders; and

                  (2) the Initially Proposed Shares were being registered by the Company for the account of holders of Company securities (other than the Holders), then the number of securities to be included in such registration shall be allocated (x) first, pro rata among the holders of Company securities (other than Holders) requesting such registration based upon the number of securities each such holder requested be included in such registration, and (y) second, pro rata among all holders of Company securities not included in the foregoing clause (x) (including Holders) and the Company on the basis of the number of shares requested to be included in such registration statement by such holders and the Company.

            (iii) If, as a result of the cutback provisions contained in Section 5(ii) hereof, the Holders are not entitled to include all of the Holder Shares in such registration, such Holders may elect to withdraw their request to include Holder Shares in such registration.

            (iv) If the Company shall so deliver such a request in writing to the Holders, each Holder shall not effect any public or private sale or distribution of any Registrable Securities (other than the Holder Shares) during the 15-day period prior to, and during the 45-day period beginning on, the closing date of any underwritten public offering of shares of Common Stock made for the Company's own account.

      6. Registration Procedures.

            (a) Whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of Section 2, 3, 4 or 5 hereof (such Registrable Securities being hereinafter referred to as "Subject Shares"), the Company will use all reasonable efforts to effect the registration and sale of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

                  (i) furnish to each Holder of Subject Shares (a "Participating Holder") and to each managing underwriter, if any, a reasonable time in advance of their filing with the SEC, any registration statement, amendment (or post-effective amendment) or supplement thereto, and any prospectus used in connection therewith, and each Participating

      Holder shall have, within a reasonable period of time, the opportunity to object to any information pertaining to such Participating Holder and its plan of distribution that is contained therein and the Company will make the corrections reasonably requested by such Participating Holder with respect to such information prior to filing any such registration statement or any amendment or supplement thereto; and furnish a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

                  (ii) prepare and file with the SEC registration statements with respect to the Subject Shares in form and substance reasonably satisfactory to the Participating Holders, and use all reasonable efforts to cause such registration statements to become effective as soon as possible;

                  (iii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each registration statement and the prospectus used in connection therewith as may be necessary to keep each such registration statement effective for the applicable period (or, in the case of a Shelf Registration Statement, the applicable Shelf Registration Period (except during the period of any postponement pursuant to Section 3(e) hereof)) and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares and other securities covered by such registration statements (until such time, in the case of a Shelf Registration Statement, as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Shelf Registration Statement);

                  (iv) furnish each Participating Holder and each managing underwriter, if any, without charge, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities and such other documents as such Participating Holder or such underwriter may reasonably request;

                  (v) after the filing of each registration statement, promptly notify each Participating Holder and each managing underwriter, if any, of any stop order issued or, to the knowledge of the Company, threatened to be issued by the SEC;

                  (vi) use all reasonable efforts to register or qualify the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions (including any foreign country or any political subdivision thereof) as the managing underwriter(s), if any, shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (B) subject itself to taxation in any jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

                  (vii) promptly inform each Participating Holder and the managing underwriter(s), if any, (x) in the case of any offering of the Registrable Securities in respect of which a registration statement is filed under the Securities Act, of the date on which a registration statement or any post-effective amendment thereto has been filed and when the same has become effective and, if applicable, of the date of filing a Rule 430A prospectus, (y) of any written comments from the SEC with respect to any filing referred to in clause (x) and of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering or (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                  (viii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC;

                  (ix) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (x) furnish, at the Company's expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Subject Shares being sold;

                  (xi) notify each Participating Holder at any time when a prospectus relating to the Subject Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will promptly thereafter prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading;

                  (xii) enter into customary agreements (including, but not limited to, an underwriting agreement in customary form in the case of an underwritten offering) and make such representations and warranties to the sellers, underwriter(s), placement agents and other financial intermediaries as in form and substance and scope are customarily made by issuers to such parties and take such other actions as the Holders or such other parties, if any, reasonably require in order to expedite or facilitate the disposition of such Subject Shares. A Participating Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such other parties also be made to and for the benefit of any one or more Participating Holders, and that any or all of the conditions precedent to the obligations of such other parties under such agreement also be conditions precedent to the obligations of the Participating Holders;

                  (xiii) make available for inspection by the Participating Holders, any underwriter, agent or other financial intermediary participating in any disposition pursuant to such registration statement, and any one attorney, accountant or other similar professional advisor retained by any such Participating Holders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

                  (xiv) make available senior management personnel of the Company to participate in, and cause them to cooperate with any underwriter, agent or other financial intermediary in connection with, "road show" and other customary marketing activities, including "one-on-one" meetings with prospective purchasers of the Subject Shares;

                  (xv) obtain for delivery to the Company, any underwriter, agent or other financial intermediary or their agents, with copies to the Participating Holders, a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Participating Holders or the managing underwriter, agent or other financial intermediary reasonably request;

                  (xvi) obtain for delivery to the Participating Holders and any underwriter, agent or other financial intermediary or their agents an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to the Participating Holders, underwriters or agents and their counsel;

                  (xvii) make available to its security holders consolidated earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act, no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of such registration statement, which earnings statements shall cover said 12-month period;

                  (xviii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of any such registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                  (xix) cause the Subject Shares to be registered with or approved by such other governmental agencies or authorities (including foreign governmental agencies and authorities) as may be necessary to enable the sellers thereof or any underwriter, agent or other financial intermediary to consummate the disposition of such Subject Shares;

                  (xx) cooperate with the Holders and the managing underwriter(s), if any, or any other interested party (including any interested broker-dealer) in making any filings or submission required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc.;

                  (xxi) cause its subsidiaries to take action necessary to effect the registration of the Subject Shares contemplated hereby, including filing any required financial information;

                  (xxii) effect the listing of the Subject Shares on The Nasdaq SmallCap Market or such other national securities exchange or over-the-counter market on which shares of the Common Stock shall then be listed or shall otherwise be requested by the Holders; and

                  (xxiii) take all other steps reasonably necessary to effect the registration of the Subject Shares contemplated hereby.

            (b) The Holders shall provide (in writing and signed by the Holders and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus or other document incident thereto) all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the effective date of any registration statement prepared and filed by the Company pursuant to this Agreement.

            (c) The Holders shall, if requested by the Company or the managing underwriter(s), if any, in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings; provided, however, that in no event shall a Participating Holder be required to make any representations or warranties to or agreements with the Company or the underwriter(s) other than representations, warranties or agreements regarding such Participating Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law.

            (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2, 3, 4 or 5 hereof, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall forthwith discontinue disposition of Subject Shares pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company

(at the Company's expense) all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Subject Shares that was in effect prior to such amendment or supplement.

            (e) The Company shall pay all Registration Expenses. For purposes of this Agreement, "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities pursuant to Section 2, 3, 4 or 5 hereof, and the disposition of such securities, including, without limitation, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, transfer agents and registrars' fees, all word processing, duplicating and printing expenses, the reasonable fees and disbursements of one counsel retained by the Participating Holders and the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions in respect of Registrable Securities (which underwriting discounts and commissions shall be paid by the Participating Holders).

            (f) In connection with any sale of Subject Shares that are registered pursuant to this Agreement, the Company and the Holders shall enter into an agreement providing for indemnification of the Holders by the Company, and indemnification of the Company by the Holders, on terms customary for such agreements at that time.

      7. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

                  If to the Company, to:

                  SIGA Technologies, Inc.
                  420 Lexington Avenue, Suite 601
                  New York, New York 10120
                  Attention: Thomas N. Konatich
                  Facsimile No.: (212) 697-3130

                  with a copy (which shall not constitute notice) to:

                  Kramer, Levin, Naftalis & Frankel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: James A. Grayer, Esq.
                  Facsimile No.: (212) 715-8000

                  If to the Stockholder, to:

                  MacAndrews & Forbes Holdings Inc.
                  35 East 62nd Street

                  New York, New York 10021
                  Attention: Barry F. Schwartz, Esq.
                  Facsimile No.: (212) 572-5056

                  with a copy (which shall not constitute notice) to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attention: Franklin M. Gittes, Esq. and
                  Alan C. Myers, Esq.
                  Facsimile: (212) 735-2000

                  If to any other Holder,

                  to such name at such address as such Holder shall have indicated in a written notice delivered to the other parties to this Agreement,

or at such other address as the Company or the Stockholder may specify by written notice to the other, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

      8. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      9. Interpretation. When a reference is made in this Agreement to a section, article, paragraph, clause, annex or exhibit, such reference shall be to a reference to this Agreement unless otherwise clearly indicated to the contrary. The descriptive article and section headings herein are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The meaning assigned to each term used in this Agreement shall be equally applicable to both the singular and the plural forms of such term, and words denoting either gender shall include both genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

      10. Amendment. This Agreement may be amended, modified or supplemented by the parties hereto at any time. This Agreement may not be amended except by a written instrument executed by the parties hereto.

      11. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The Holder's rights under this Agreement may be assigned, in whole or in part, to
(a) any Permitted Transferee, and any Permitted Transferee shall be deemed to be a Holder for all purposes hereunder or (b) any transferee of Registrable Securities that has acquired (x) the greater of (A) 10% of the Registrable Securities held by such transferor on the date of such transfer and (B) 68,298 Registrable Securities (appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event) or (y) if the transferor shall then hold less than 68,298 Registrable Securities (appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock dividend, stock distribution or similar event), all of Registrable Securities held by such transferor, and any such transferee shall be deemed to be a Holder for all purposes hereunder; provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing, in form and substance reasonably satisfactory to the Company, that such assignee will be bound by all provisions binding on a Holder hereunder; provided, further, that any beneficiary of a pledge described in clause (iv) of the definition of "Permitted Transferee" above shall not be required to agree in writing to be bound by the terms hereof; it being understood that subsequent Holders are intended third party beneficiaries hereof.

      12. Governing Law. The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

      13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

      14. Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (written and oral) between the parties with respect to the subject matter hereof.

      15. Available Information. If at any time the Company is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company will comply with all rules and regulations of the SEC applicable in connection with the use of Rule 144 or Rule 144A promulgated under the Securities Act and will, upon the request of any Holder, take such other actions and furnish the Holder with information as the Holder may reasonably request in order to avail itself of such rule or any other rule or regulation of the SEC allowing the Holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of the Holder, deliver to such party a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder or as to such matters as would then be required to establish compliance with Rule 144 or any successor rule or rules under the Securities

Act. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

      16. Specific Performance. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached; accordingly, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      17. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      18. Submission to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on either party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7 hereof shall be deemed effective service of process on such party.

      19. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this agreement or the transactions contemplated hereby.

      20. Recapitalization, Exchanges, etc., Affecting the Company's Capital Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or permitted assign of the Company (whether by merger, consolidation, sale of assets or otherwise), or at the election of a Holder, any person who controls any of the foregoing, which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                             SIGA TECHNOLOGIES, INC.

                             By: /s/ Thomas N. Konatich
                                 ----------------------
                             Name: Thomas N. Konatich
                             Title:  Chief Financial Officer and Acting CEO


                             MACANDREWS & FORBES HOLDINGS INC.

                             By: /s/ Howard Gittis
                                 -----------------
                             Name:  Howard Gittis
                             Title: Vice Chairman

                                                                      APPENDIX D


                            [SUTTER SECURITIES LOGO]

                                SUTTER SECURITIES

                                                                   July 25, 2003

Special Committee of the Board of Directors
SIGA Technologies, Inc.
420 Lexington Avenue, Suite 601
New York, NY 10170

                  Attention: Dr. Eric A. Ross

Dear Sirs:

      We understand that SIGA Technologies, Inc. ("SIGA") has received an offer from MacAndrews & Forbes Holdings Inc. ("MacAndrews") to purchase up to 6,944,444 shares of SIGA for a cash price of $1.44 per share (on the terms described below, the "Proposed Transaction").

      MacAndrews would purchase 694,444 shares upon signing of an agreement on or about August 1, and would have an option to purchase an additional 6,250,000 on or about October 1, 2003. Under NASD rules, a shareholder vote will be required to authorize the issuance of a portion of the shares. For each share purchased, MacAndrews would receive 0.5 non-callable seven-year warrants to acquire a share of SIGA for $2.00 in cash or through a cash-less exercise. After an investment of at least $5,000,000, MacAndrews would be entitled to nominate two directors, who would be reimbursed for their reasonable out-of-pocket expenses. MacAndrews would be entitled to a shelf registration no later than 45 days after each purchase and to two demand registrations for at least $5,000,000.

      You have asked us to render our opinion as to whether the Proposed Transaction is fair, from a financial point of view, to the public shareholders of SIGA.

      In the course of our analyses for rendering this opinion, we have:

            1. reviewed SIGA's Annual Reports on Form 10-K for the years ended December 31, 2000 through 2002, and its Quarterly Reports on Form 10-Q for the period ended March 31, 2003;

            2. reviewed certain operating and financial information, including projections, provided to us by management relating to SIGA's business and prospects;

            3. met with certain members of SIGA's senior management to discuss its operations, historical financial statements and future prospects;

            4.    visited SIGA's facilities in Corvallis, Oregon;

            5. reviewed the historical market prices and trading volume of the common shares of SIGA;

            6. reviewed publicly available data with respect to recent private placements of equity by companies which we deemed generally comparable to SIGA; and

            7. conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

      In the course of our review, we have relied upon and assumed the accuracy and completeness of the financial and other information provided to us by SIGA. With respect to SIGA's projected financial results, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgment of the management of SIGA. We have not assumed any responsibility for the information or projections provided to us and we have further relied upon the assurances of the management of SIGA that it is unaware of any facts that would make the information or projections provided to us incomplete or misleading. In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets of SIGA. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof.

      Based on the foregoing, it is our opinion that the Proposed Transaction is fair, from a financial point of view, to the public shareholders of SIGA.

                                                  Very truly yours,

                                                  SUTTER SECURITIES


                                                  BY: /s/ G. E. Matthews
                                                      ------------------
                                                      Senior Managing Director

           A WHOLLY-OWNED SUBSIDIARY OF SUTTER SECURITIES INCORPORATED
             420 LEXINGTON AVENUE o SUITE 2920 o NEW YORK, NY 10170
                 212-953-3354 o 866-953-3354 o FAX 212-953-3358
                            www.suttersecurities.com

                                                                      APPENDIX E


                             SIGA Technologies, Inc.

     Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan

The Plan

      The SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") was initially adopted in 1996. The Plan subsequently was amended in 1998, 1999 and 2000 to increase the number of shares of Company Stock with respect to which awards may be granted under the Plan. The Plan was amended and restated in its entirety and renamed the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan on May 3, 2001, by the Board of Directors, subject to approval by the stockholders of the Company. The Plan is hereby further amended and restated, subject to stockholder approval. The terms of the Plan, as amended and restated, shall apply to all Options granted after the effective date set forth in Section 24 hereof. The purposes of the Plan are to attract and retain the best available personnel, to provide an additional incentive to the employees, consultants and non-employee directors of SIGA Technologies, Inc., a Delaware corporation (the "Company"), and to promote the success of the Company's business.

1.    Definitions

            As used in the Plan, the following definitions apply to the terms indicated below:

            (a) "Affiliate" shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

            (b) "Board of Directors" shall mean the Board of Directors of SIGA Technologies, Inc.

            (c) "Cause" shall have the meaning set forth in any employment agreement between the Participant and the Company in effect as of the date the event giving rise to cause occurred. In the absence of such an employment agreement provision, "Cause" shall mean: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties; or (e) any material violation by the Participant of the terms of any agreement between the Participant and the Company, including, without limitation, any employment or non-competition agreement. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e) "Committee" shall mean the Committee appointed by the Board of Directors to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. With respect to any matters relating to the grant of Options to non-employee members of the Board of Directors or to individuals who are not reasonably expected to be "covered employees" within the meaning of Section 162(m) of the Code at the time the Option is exercised, the Committee may be the entire Board of Directors.

            (f) "Company" shall mean SIGA Technologies, Inc. or any successor thereto. References to the Company also shall include the Company's Affiliates unless the context clearly indicates otherwise.

            (g) "Company Stock" shall mean the common stock of the Company, par value $0.000l per share.

            (h) "Disability" shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

            (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (j) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

            (i) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or, (iii) In the event that neither paragraph
                  (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

            (k) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the applicable Option Agreement.

            (l) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option

            (m) "Option" shall mean an option to purchase shares of Company Stock (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted pursuant to the Plan.

            (n) "Option Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Option.

            (o) "Participant" shall mean an individual who is eligible to participate in the Plan pursuant to Section 5 hereof and to whom an Option is granted pursuant to the Plan, and, upon his or her death, the individual's successors, heirs, executors and administrators, as the case may be.

            (p) "Plan" shall mean this SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, as it may be amended from time to time. Prior to the effective date hereof, the Plan was referred to as the SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan and the SIGA Corporation 1996 Stock Option Plan.

            (q) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6 hereof upon the exercise of an Option.

            (r) References in this Plan to a "termination of employment" or to a Participant or employee who terminates employment or the like, mean the Participant's (i) ceasing to be employed by, or to provide consulting or other services for, the Company or any corporation (or any of its subsidiaries) which assumes the Participant's award in a transaction to which Section 424(a) of the Code applies or (ii) ceasing to be a member of the Board of Directors. For purposes of the foregoing, if a Participant (a) at the time of reference, is an employee, consultant or a member of the Board of Directors, or any two of the three relationships, or (b) ceases to be an employee, consultant or a member of the Board of Directors and immediately is engaged in another of such relationships with the Company, the Participant shall not be considered to have terminated employment until he ceases the last of such relationships with the Company.

2.    Stock Subject to the Plan

            (a)   Plan Limit

                  Subject to adjustment as provided in Section 9 hereof, the Committee may grant Options hereunder with respect to shares of Company Stock that in the aggregate do not exceed 7,500,000 shares. To the extent that any Options terminate, expire or are cancelled without having been exercised, the shares covered by such Options shall again be available for grant under the Plan. Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

            (b)   Individual Limit

                  Subject to adjustment as provided in Section 9 hereof, during any calendar year, the Committee shall not grant any one Participant Options hereunder with respect to more than 4,900,000 shares of Company Stock, which limit shall include any shares represented by an Option granted within the same year that has been cancelled.

3.    Administration of the Plan

      The Plan shall be administered by the Committee, provided, however, that in the absence of the appointment of the Committee or for any other reason determined by the Board of Directors, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee. The Committee shall from time to time designate the individuals who shall be granted Options and the amount and type of such Options.

      The Committee shall have fill authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it, correct any defect or supply any omission or reconcile any inconsistency in the Plan and any Option Agreement, adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and delegate such administrative responsibilities as it deems appropriate, provided, however, that the Committee shall retain the responsibility to designate the Option recipients and the amount and type of such Options. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

      The Committee may, in its absolute discretion, without amending the Plan, accelerate the date on which any Option granted under the Plan becomes vested or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option unless the Committee determines that such adjustment is necessary or appropriate to prevent such Option from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code).

      Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment, and the impact, if any, of any such leave of absence on Options theretofore granted under the Plan shall be determined by the Committee in its absolute discretion, subject to applicable law.

      A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4.    Eligibility

      The persons who shall be eligible to receive Options pursuant to the Plan shall be (i) officers and salaried employees of the Company and its subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors (whether or not they also are employees of the Company), (iii) such consultants to the Company and its subsidiaries as the Committee shall select in its discretion, and (iv) any other key persons, as determined by the Committee in its sole discretion, provided, however, that Incentive Stock Options only may be granted to employees of the Company. For purposes of the preceding sentence, an employee means an individual who is (or is expected to be) classified as an employee of the Company for purposes of the Company's payroll. A director shall not be considered an employee of the Company as a result of the Company's payment of a director's fee.

5.    Options

      The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Option Agreement in such form and including such terms as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

      (a)   Identification of Options

            Each Option granted under the Plan shall be clearly identified in the applicable Option Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

      (b)   Exercise Price

            The exercise price-per-share of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the then Fair Market Value of a share of Company Stock) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Paragraph (d) of this Section 6, the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies) and, to the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the exercise price-per-share of such Option shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

      (c)   Term and Exercise of Options

            (1) Each Option shall be exercisable at such times and under such conditions as determined by the Committee and set forth in the applicable Option Agreement, including performance criteria with respect to the Company and/or the Participant. Except as provided in Section 7 hereof, an Option shall first be exercisable as of the date on which it vests, and shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Option Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

            (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, at such time as the Committee reasonably may require. Such notice shall be accompanied by the Option Agreement evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Option Agreement shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                  (i) in cash, by certified check, bank cashier's check or wire transfer; or

                  (ii) unless provided otherwise in the applicable Option Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

                  (iii) unless provided otherwise in the applicable Option
                        Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

                  (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

                  (v) In addition, the Company may, in its sole discretion and at the request of the Participant, (A) lend to the Participant, with full recourse, an amount equal to such portion of the payment for the shares of Company Stock pursuant to the Option as the Committee may determine; or (B) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering such payment. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

            (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

      (d)   Limitations on Grant of Incentive Stock Options

            (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "subsidiary corporation" or "parent corporation" of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted, with the excess over the first $100,000 granted deemed to be Non-Qualified Stock Options. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged. Upon the exercise of an Option that, pursuant to this Section 6(d)(1) is treated in part as an Incentive Stock Option and in part as a Non-Qualified Stock Option, the Company shall issue separate stock certificates evidencing the shares of Company Stock treated as acquired upon exercise of an Incentive Stock Option and the shares of Company Stock treated as acquired upon exercise of a Non-Qualified Stock Option and shall identify each such certificate accordingly in its stock transfer records.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" or "parent corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (e)   Grants of Reload Options

            If provided in the applicable Option Agreement, an additional option (the "Reload Option") shall be granted to any Participant who, pursuant to Section 6(c)(3)(ii), delivers shares of Company Stock in partial or full payment of the exercise price of an Option (the "Original Option"). The Reload Option shall be for a number of shares of Company Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Company Stock on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. A Reload Option only may be granted if the exercise price-per-share of the Original Option is no less than the Fair Market Value of a share of Company Stock on its date of grant.

      (f)   Effect of Termination of Employment

            (1) Unless otherwise provided in an applicable Option Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) Unless otherwise provided in an applicable Option Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death or Disability of the Participant (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable (pursuant to Section 16 hereof) until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided. however, that no Option shall be exercisable after the expiration of its term.

            (3) Unless otherwise provided in an applicable Option Agreement, in the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(c)).

      (g)   Other Option Grants.

            The Committee, in its discretion, may grant Options with terms different than those set forth herein to the extent such Options are in substitution for and have terms equivalent to options granted by another company that was merged into or acquired by the Company or an Affiliate or whose assets or substantially all of whose assets were acquired by the Company or an Affiliate.

6.    Pre-Vesting Exercise

      (a)   Pre-Vesting Exercise

            The Committee, in an Option Agreement, may permit a Participant to exercise an Option prior to the date on which it vests; provided, however, the unvested portion of the Company Stock issuable upon exercise of such Option shall be subject to the nontransferability, forfeiture and repayment provisions of this Section 7 until such shares vest.

      (b)   Restrictions on Transferability

            Until a share of Company Stock vests, the Participant may not transfer or assign the Participant's rights to such share of Company Stock or to any cash payment related thereto. Until a share of Company Stock so vests, no attempt to transfer or assign such shares or the right to any cash payment related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee or assignee with any interest or right in or with respect to such share of Company Stock or such cash payment, and the attempted transfer or assignment shall be of no force and effect.

            Each such certificate that is issued pursuant to this Section 7 shall bear the following legend, in addition to any legends or restrictions imposed pursuant to Section 12 hereof:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan and an Agreement entered into between the registered owner of such shares and SIGA Technologies, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of SIGA Technologies, Inc."

            Such legend shall not be removed from the certificates evidencing such exercised shares of Company Stock until such shares vest, at which time stock certificates shall be issued pursuant to Section 12 hereof free of such legend.

            Each such stock certificate, together with the stock powers relating to such shares of Company Stock, shall be deposited by the Company with a custodian designated by the Company (the "Certificate Custodian"). The Company may designate itself as Certificate Custodian hereunder. The Company shall cause such Certificate Custodian to issue to the Participant a receipt evidencing the certificates that are registered in the name of the Participant and are held by the Certificate Custodian.

      (c)   Dividends

            Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Company Stock issued pursuant to this Section 7, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Company Stock vests, and shall be promptly deposited with the Certificate Custodian designated pursuant to Section 7(b) hereof until such share vests, at which time such property shall be delivered to the Participant.

            Any such cash dividends, prior to the date the share vests, shall be merely an unfunded, unsecured promise of the Company to pay a sum of money to the Participant in the future.

      (d)   Forfeiture and Repayment

            Upon termination of a Participant's employment with the Company or an Affiliate for any reason (including death), all unvested shares of Company Stock exercised pursuant to any Option hereunder shall be immediately and irrevocably forfeited. In the event of any such forfeiture, the Certificate Custodian shall surrender to the Company as soon as practicable after the effective date of such forfeiture all certificates for such shares issued to Participant by the Company. As soon as practicable after such surrender, but in no event later than 30 days after such surrender, Participant shall be entitled to a payment by the Company in an amount, in cash equal to the aggregate of the exercise price-per-share paid for each exercised but unvested share of Company Stock so forfeited.

7.    Right of Recapture

      If at any time within one year after the date on which a Participant exercises an Option, the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm
      (a) results in the Participant's termination or deemed termination of employment for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from such exercise shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of such exercise, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

8.    Adjustment Upon Changes in Company Stock

      (a)   Shares Available for Grants

            Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Options under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Options may be granted under Section 3 hereof as the Committee may deem appropriate. Any such adjustment pursuant to this Section 9(a) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (b) Outstanding Options -- Increase or Decrease in Issued Shares Without Consideration

            Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option and the exercise price-per-share of Company Stock of each such Option. Any such adjustment pursuant to this Section 9(b) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (c)   Outstanding Options -- Certain Mergers

            Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option would have received in such merger or consolidation.

      (d)   Outstanding Options -- Certain Other Transactions

            In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option; or

                  (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then vested) for an option on some or all of the property which a holder of the number of shares of Company Stock subject to such Option would have received in such transaction or on shares of the acquiror or surviving corporation and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

      (e)   Outstanding Options -- Other Changes

            In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 9(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price of such Option.

      (f)   Effect of Loss of Affiliate Status

            If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event shall constitute a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Options not yet vested at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

      (g)   No Other Rights

            Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Option or the exercise price of any Option.

9.    Rights as a Stockholder

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Option granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in
      Section 9 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.   No Special Employment Rights; No Right to Option

      Nothing contained in the Plan or any Option Agreement shall confer upon any Participant any right with respect to the continuation of his or her employment by or other relationship with the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option. No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

11.   Securities Matters

      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended from time to time, of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable. The Company shall not permit any shares of Company Stock to be issued pursuant to the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

      (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

12.   Withholding Taxes

      (a)   Cash Remittance

            Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.

      (b)   Stock Remittance

            At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Section 13(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

      (c)   Stock Withholding

            The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option in lieu of requiring the remittance required by Section 13(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

13.   Amendment or Termination of the Plan

      The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with
      Section 422) and if and to the extent required to treat some or all of the Options as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 9 hereof, increases the number of shares of Company Stock with respect to which Options may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 14 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Options from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

14.   No Obligation to Exercise

      The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

15.   Transferability of Options

      (a) Except as otherwise provided in this Section 16, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      (b) Upon the death of a Participant, outstanding Options granted to such Participant that have not been transferred pursuant to Section 16(a) hereof may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer.

      (c) Any permissible transfer of an Option only shall be effective after the Committee shall have been furnished with an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

      (d) In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under an Option, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee).

16.   Expenses and Receipts

      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

17.   Limitations Imposed by Section 162(m)

      Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Option may be limited as a result of Section 162(m) of the

      Code, the Committee may delay the payment in respect of such Option until a date that is within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. In the event that a Participant exercises an Option at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of any such Option, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution.

      The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

18.   Mitigation of Excise Tax

      If any payment or right accruing to a Participant under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Participant from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (i) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (ii) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Participant as the Committee may deem relevant to its determination.

19.   Participant Obligation to Notify

      In the event that the Participant (a) disposes of any shares of Company Stock acquired upon the exercise of an Incentive Stock Option (i) prior to the expiration of two years after the date such Incentive Stock Option was granted or prior to one year after the date the shares were acquired or
      (ii) under any other circumstances described in Section 422(a) of the Code or any successor provision, or (b) makes an election under Section 83(b) of the Code or any successor provision, with respect to Company Stock acquired pursuant to Section 7 hereof, the Participant shall notify the Company of such disposition or election within 10 days thereof

20.   Information to Participants

      To the extent required by applicable law, the Company shall provide to each Participant, during the period for which such Participant has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Participant, and no Participant shall have any right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or otherwise in connection with, the exercise of an Option.

21.   Funding

      All benefits payable under this Plan shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.


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

22.   Failure to Comply

      In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Option, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within 10 days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.   Effective Date of Plan

      The Plan was initially adopted by the Board of Directors in 1996 and was approved by shareholders of the Company. The Plan was subsequently amended in 1998, 1999 and 2000 to increase the number of shares with respect to which Options may be granted under the Plan and each of the amendments was approved by the shareholders of the Company. An amendment and restatement to the Plan was approved by the Board of Directors, on May 3, 2001, subject to approval by the stockholders of the Company, and the Plan as further amended and restated was approved by the Board of Directors, as of June 29, 2001, subject to approval by the stockholders of the Company. Options that were not previously authorized by the stockholders of the Company under the provisions of the Plan as in effect prior to May 3, 2001 that have not yet been approved by the stockholders may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval. If the amended and restated Plan is not so approved on or before May 3, 2002, then the May 3, 2001 and the June 29, 2001 amendments and restatements of the Plan and all Options granted pursuant to such amendments and restatements shall forthwith automatically terminate and be of no force or effect.

24.   Term of the Plan

      The right to grant Options under the Plan will terminate on January 1, 2006 with respect to the 2,500,000 shares of Company Stock authorized under the provisions of the Plan in effect prior to this amendment and restatement, and on May 3, 2011 with respect to the additional 5,000,000 shares of Company Stock authorized pursuant to the May 3, 2001 amendment and restatement.

25.   Applicable Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.

26.   Severability

      If any provision of the Plan shall hereafter be held to be invalid, unenforceable or illegal in whole or in part, in any jurisdiction under any circumstances for any reason, (a) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent expressed by the Plan or
      (b) if such provision cannot be so reformed, such provision shall be severed from the Plan and, in the discretion of the Committee, an equitable adjustment shall be made to the Plan (including, without limitation, addition of necessary further provisions to the Plan) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of the Plan.


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